                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act File Number   811-3956


                        RIVERSOURCE STRATEGY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
--------------------------------------------------------------------------------
               (Address of principal executive offices)           (Zip code)


   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                     --------------

Date of fiscal year end:      3/31
                            --------------
Date of reporting period:     3/31
                            --------------

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

EQUITY VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2008
(Prospectus also enclosed)


RIVERSOURCE EQUITY VALUE FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
GROWTH OF CAPITAL AND INCOME.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.                   (SINGLE-STRATEGY FUNDS ICON)

TABLE OF CONTENTS
----------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Portfolio of Investments............     15

Financial Statements................     19

Notes to Financial Statements.......     25

Report of Independent Registered
   Public Accounting Firm...........     46

Federal Income Tax Information......     47

Board Members and Officers..........     52

Proxy Voting........................     56

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

                          RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE
--------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Equity Value Fund (the Fund) declined 4.39% (Class A shares, excluding sales charge) for the 12 months ended March 31, 2008.

> The Fund outperformed the 9.99% decrease of its benchmark, the Russell 1000(R)
  Value Index (Russell Index).

> The Fund also outperformed the 8.00% decline of the Lipper Large-Cap Value
  Funds Index, which represents the Fund's peer group.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2008)
--------------------------------------------------------------------------------

                                   1 year    3 years    5 years    10 years
--------------------------------------------------------------------------------
RiverSource Equity Value Fund
  Class A (excluding sales
  charge)                          -4.39%    +9.00%     +16.04%    +4.25%
--------------------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                      -9.99%    +6.01%     +13.68%    +5.54%
--------------------------------------------------------------------------------
Lipper Large-Cap Value Funds
  Index                            -8.00%    +5.51%     +11.92%    +3.92%

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
X                          LARGE
                           MEDIUM        SIZE
                           SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                         Total      Net Expenses
----------------------------------------------------
Class A                  1.06%         1.06%
----------------------------------------------------
Class B                  1.82%         1.82%
----------------------------------------------------
Class C                  1.82%         1.82%
----------------------------------------------------
Class I                  0.65%         0.65%
----------------------------------------------------
Class R2                 1.46%         1.46%
----------------------------------------------------
Class R3                 1.37%         1.37%
----------------------------------------------------
Class R4                 0.97%         0.93%(a)
----------------------------------------------------
Class R5                 0.71%         0.71%
----------------------------------------------------
Class W                  1.12%         1.12%
----------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.05%), will not exceed 0.88% for Class R4.

--------------------------------------------------------------------------------

                          RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  3

-----------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MARCH 31, 2008
                                                                                SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 3/20/95)          -4.39%    +9.00%   +16.04%    +4.25%        N/A
-------------------------------------------------------------------------------------------
 Class B (inception 5/14/84)          -5.07%    +8.18%   +15.16%    +3.46%        N/A
-------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)          -5.07%    +8.20%   +15.14%      N/A       +4.34%
-------------------------------------------------------------------------------------------
 Class I (inception 3/4/04)           -3.99%    +9.48%      N/A       N/A       +9.36%
-------------------------------------------------------------------------------------------
 Class R2 (inception 12/11/06)        -4.45%      N/A       N/A       N/A       -2.67%
-------------------------------------------------------------------------------------------
 Class R3 (inception 12/11/06)        -4.22%      N/A       N/A       N/A       -2.43%
-------------------------------------------------------------------------------------------
 Class R4 (inception 3/20/95)         -4.24%    +9.17%   +16.21%    +4.41%        N/A
-------------------------------------------------------------------------------------------
 Class R5 (inception 12/11/06)        -3.98%      N/A       N/A       N/A       -2.14%
-------------------------------------------------------------------------------------------
 Class W (inception 12/1/06)          -4.36%      N/A       N/A       N/A       -1.42%
-------------------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 3/20/95)          -9.89%    +6.87%   +14.67%    +3.72%        N/A
-------------------------------------------------------------------------------------------
 Class B (inception 5/14/84)          -9.53%    +7.03%   +14.93%    +3.46%        N/A
-------------------------------------------------------------------------------------------
 Class C (inception 6/26/00)          -5.97%    +8.20%   +15.14%      N/A       +4.34%
-------------------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

--------------------------------------------------------------------------------

 4 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY
--------------------------------------------

Dear Shareholders,

RiverSource Equity Value Fund declined 4.39% (Class A shares, excluding sales charge) for the 12 months ended March 31, 2008. The Fund outperformed the 9.99% decrease of its benchmark, the Russell 1000(R) Value Index (Russell Index), as well as the 8.00% decline of the Lipper Large-Cap Value Funds Index, representing the Fund's peer group.

SIGNIFICANT PERFORMANCE FACTORS
The 12 months ended March 31, 2008, was a particularly difficult period for the U.S. equity markets, as the collapse of the residential real estate market and its related industries combined with all-time high oil prices, created an environment that drove many to question whether the U.S. economy may have entered a recession.

Given this backdrop, it comes as no surprise that a significant allocation to energy, the best performing sector in the Russell Index, boosted the Fund's returns most. In energy, industry and stock selection were also positives. An emphasis on oil services, drilling companies and exploration and

SECTOR DIVERSIFICATION(1) (at March 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Cash & Cash Equivalents(2)                      1.1%
---------------------------------------------------------
Consumer Discretionary                          8.6%
---------------------------------------------------------
Consumer Staples                                4.8%
---------------------------------------------------------
Energy                                         19.4%
---------------------------------------------------------
Financials                                     16.7%
---------------------------------------------------------
Health Care                                     5.3%
---------------------------------------------------------
Industrials                                    19.1%
---------------------------------------------------------
Information Technology                         12.9%
---------------------------------------------------------
Materials                                       8.5%
---------------------------------------------------------
Telecommunication                               0.4%
---------------------------------------------------------
Telecommunication Services                      3.2%
---------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Of the 1.1%, 0.4% is due to security lending activity and 0.7% is the Fund's cash equivalent position.
The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

                          RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  5

------------------------------

production over integrated oil companies proved especially prudent. Strong individual performers within the sector included PETROLEO BRASILEIRO (PETROBRAS), TRANSOCEAN, WEATHERFORD INTL and HALLIBURTON. A modest allocation to financials further contributed to the Fund's results. Having a sizable exposure to property and casualty insurers also helped, as this was the best performing industry within the weak financials sector. Stock selection within financials was generally positive, although XL CAPITAL disappointed.

Stock selection within information technology, consumer staples and consumer discretionary also contributed to the Fund's performance. Within information technology, HEWLETT-PACKARD and INTEL were particularly strong individual performers. Within consumer staples, tobacco companies LOEWS-CAROLINA GROUP and ALTRIA performed especially well. Having only a modest exposure to media companies within the consumer discretionary sector helped the Fund, too.

Stock selection within the autos and transportation sector detracted most from the Fund's results, as positions in FORD MOTOR and the airline industry as a whole disappointed.

TOP TEN HOLDINGS (at March 31, 2008; % of portfolio assets)
--------------------------------------------------------------------------------

General Electric                                               4.5%
------------------------------------------------------------------------
Caterpillar                                                    3.9%
------------------------------------------------------------------------
Intel                                                          3.2%
------------------------------------------------------------------------
Chevron                                                        3.2%
------------------------------------------------------------------------
ConocoPhillips                                                 2.8%
------------------------------------------------------------------------
El du Pont de Nemours & Co                                     2.1%
------------------------------------------------------------------------
Wal-Mart Stores                                                2.0%
------------------------------------------------------------------------
Transocean                                                     1.9%
------------------------------------------------------------------------
Loews                                                          1.8%
------------------------------------------------------------------------
Hewlett-Packard                                                1.8%
------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Most of the changes made were implemented toward the end of the fiscal year based on our view that by the end of 2008, stronger U.S. economic growth may begin to re-emerge.

CHANGES TO THE FUND'S PORTFOLIO
We significantly reduced the Fund's position in financials, as we believe the problems this sector faces will last for some time yet. We also decreased the Fund's allocation to electric utilities during the annual period, given their high relative valuations. We redeployed the proceeds from these sectors into information technology, producer durables, consumer discretionary and energy. For example, in information technology, we added to the Fund's position in INTEL. In producer durables, we added to the Fund's holdings in GENERAL ELECTRIC and CATERPILLAR. We increased the Fund's consumer discretionary position in WAL-MART and established new positions in BEST BUY and KOHL'S. The Fund's increased exposure to energy was spread out among a number of holdings.

Most of the changes made were implemented toward the end of the fiscal year based on our view that by the end of 2008, stronger U.S. economic growth may begin to re-emerge. On this basis, we took a somewhat contrarian stance that several industries, including retail, presented appealing risk profiles and comparatively attractive valuation opportunities.

OUR FUTURE STRATEGY
During the past several months, the global macroeconomic environment has grown increasingly uncertain. In response to this cloudiness, we have increased our emphasis on individual stock selection across the sectors in which the Fund invests. At the same time, we believe that recent economic weakness has presented buying opportunities in select areas, such as the consumer discretionary sector in general, and the retail industry in particular.

--------------------------------------------------------------------------------

                          RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  7

------------------------------

We currently intend to further reduce the Fund's already modest exposure to financial services, given ongoing concerns regarding the capital and credit markets in the United States. Based on high relative valuations, we also intend to continue reducing the Fund's exposure to electric utilities.

As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have missed, ignored or strongly disagree with, and that have the potential to move the share values higher. We will continue to emphasize stocks that we believe have attractive valuations, and we intend to generally invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.

We intend to continue managing the Fund through a diversified mix of stocks, with a focus on large-cap, value-oriented companies.


           (PHOTO - WARREN SPITZ)        (PHOTO - LATON SPAHR)
           Warren Spitz                  Laton Spahr, CFA(R)
           Senior Portfolio              Portfolio Manager
           Manager

           (PHOTO - STEVE SCHROLL)       (PHOTO - PAUL STOCKING)
           Steve Schroll                 Paul Stocking
           Portfolio Manager             Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

 8 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE
-----------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Equity Value Fund Class A shares (from 4/01/98 to 3/31/08) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at March 31, 2008
                                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
RIVERSOURCE EQUITY VALUE FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $9,011       $12,206       $19,827       $14,294
-------------------------------------------------------------------------------------------------
        Average annual total return          -9.89%        +6.87%       +14.67%        +3.72%
-------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000          $9,001       $11,914       $18,985       $17,142
-------------------------------------------------------------------------------------------------
        Average annual total return          -9.99%        +6.01%       +13.68%        +5.54%
-------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000          $9,200       $11,746       $17,561       $14,694
-------------------------------------------------------------------------------------------------
        Average annual total return          -8.00%        +5.51%       +11.92%        +3.92%
-------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 10 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

 -------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE EQUITY VALUE FUND LINE GRAPH)

                                             RIVERSOURCE EQUITY VALUE
                                           FUND CLASS A (INCLUDES SALES   RUSSELL 1000 VALUE INDEX(1)    LIPPER LARGE-CAP VALUE
                                                     CHARGE)                                                  FUNDS INDEX(2)
                                           ----------------------------   ---------------------------   ------------------------
'98                                                  $ 9,425                         $10,000                       $10,000
'99                                                    9,548                          10,504                        10,856
'00                                                   10,204                          11,170                        11,767
'01                                                    9,922                          11,200                        11,050
'02                                                    9,932                          11,691                        11,163
'03                                                    6,795                           9,027                         8,368
'04                                                    9,857                          12,712                        11,533
'05                                                   11,036                          14,386                        12,508
'06                                                   13,388                          16,301                        13,993
'07                                                   14,950                          19,044                        15,972
'08                                                   14,294                          17,142                        14,694

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE
-----------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                               BEGINNING         ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             OCT. 1, 2007    MARCH 31, 2008   THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  866.50          $5.33           1.13%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.56          $5.77           1.13%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  863.30          $8.90           1.89%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.72          $9.63           1.89%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  863.50          $8.85           1.88%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.77          $9.58           1.88%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  868.60          $3.35            .71%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,021.68          $3.63            .71%
-------------------------------------------------------------------------------------------
Class R2
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  867.10          $7.22           1.53%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.54          $7.80           1.53%
-------------------------------------------------------------------------------------------
Class R3
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  868.20          $7.32           1.55%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.44          $7.90           1.55%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  867.30          $4.62            .98%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.32          $5.00            .98%
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  868.20          $3.68            .78%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,021.33          $3.98            .78%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  13

---------------------------

                               BEGINNING         ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             OCT. 1, 2007    MARCH 31, 2008   THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  866.40          $5.57           1.18%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.31          $6.02           1.18%
-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2008: -13.35% for Class A,
     -13.67% for Class B, -13.65% for Class C, -13.14% for Class I, -13.29% for
     Class R2, - 13.18% for Class R3, -13.27% for Class R4, -13.18% for Class R5 and -13.36% for Class W.

--------------------------------------------------------------------------------

 14 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS
-----------------------------------------

MARCH 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.8%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (2.8%)
Honeywell Intl                                       217,136             $12,250,813
United Technologies                                  222,484              15,311,349
                                                                     ---------------
Total                                                                     27,562,162
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.2%)
United Parcel Service Cl B                           162,149              11,840,120
------------------------------------------------------------------------------------

AIRLINES (0.6%)
AMR                                                  135,059(b)            1,218,232
Continental Airlines Cl B                             75,250(b)            1,447,058
Delta Air Lines                                       59,761(b)              513,945
Northwest Airlines                                   164,493(b)            1,478,791
UAL                                                    9,398                 202,339
US Airways Group                                      99,393(b)              885,592
                                                                     ---------------
Total                                                                      5,745,957
------------------------------------------------------------------------------------

AUTOMOBILES (1.6%)
Ford Motor                                         1,773,992(b)           10,147,234
General Motors                                       309,535(g)            5,896,642
                                                                     ---------------
Total                                                                     16,043,876
------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                                 50,674(b)            2,117,160
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Apollo Mgmt LP                                       131,000(b,d,f)        1,801,250
Bank of New York Mellon                              141,354               5,898,702
                                                                     ---------------
Total                                                                      7,699,952
------------------------------------------------------------------------------------

CHEMICALS (5.5%)
Air Products & Chemicals                             141,017              12,973,564
Dow Chemical                                         471,820              17,386,567
EI du Pont de Nemours & Co                           455,865              21,316,247
Praxair                                               41,620               3,505,653
                                                                     ---------------
Total                                                                     55,182,031
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMMERCIAL BANKS (0.3%)
US Bancorp                                            99,145              $3,208,332
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Waste Management                                     184,226               6,182,625
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.5%)
Cisco Systems                                        535,518(b)           12,900,629
Nokia ADR                                             78,568(c)            2,500,819
                                                                     ---------------
Total                                                                     15,401,448
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.7%)
Hewlett-Packard                                      405,409              18,510,975
IBM                                                  157,417              18,124,993
                                                                     ---------------
Total                                                                     36,635,968
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Insituform Technologies Cl A                          61,562(b)              851,402
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
Discover Financial Services                           34,882                 571,018
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.8%)
Bank of America                                      341,334              12,939,972
Citigroup                                            363,679               7,790,004
JPMorgan Chase & Co                                  165,689               7,116,343
                                                                     ---------------
Total                                                                     27,846,319
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
AT&T                                                 398,088              15,246,770
Deutsche Telekom ADR                                 406,881(c)            6,746,087
Verizon Communications                               285,140              10,393,353
                                                                     ---------------
Total                                                                     32,386,210
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
ABB ADR                                              217,037(c)            5,842,636
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Tyco Electronics                                      66,106               2,268,758
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ENERGY EQUIPMENT & SERVICES (7.0%)
Baker Hughes                                         144,968              $9,930,308
Halliburton                                          350,656              13,791,300
Schlumberger                                         129,791              11,291,817
Transocean                                           142,298(b)           19,238,690
Weatherford Intl                                     211,650(b)           15,338,276
                                                                     ---------------
Total                                                                     69,590,391
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.5%)
CVS Caremark                                         130,268               5,277,157
Wal-Mart Stores                                      382,133              20,130,766
                                                                     ---------------
Total                                                                     25,407,923
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Covidien                                              67,390               2,982,008
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.5%)
Cardinal Health                                       57,252               3,006,303
Humana                                                53,521(b)            2,400,952
                                                                     ---------------
Total                                                                      5,407,255
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.6%)
Carnival Unit                                        398,872              16,146,339
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Centex                                                26,216                 634,689
DR Horton                                             46,272                 728,784
KB Home                                               29,561                 731,044
Pulte Homes                                           54,333                 790,545
Whirlpool                                             50,157               4,352,625
                                                                     ---------------
Total                                                                      7,237,687
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (5.0%)
General Electric                                   1,229,585              45,506,941
Tyco Intl                                            114,336(c)            5,036,501
                                                                     ---------------
Total                                                                     50,543,442
------------------------------------------------------------------------------------

INSURANCE (11.7%)
ACE                                                  297,975(c)           16,406,504
Allstate                                             122,223               5,874,037
American Intl Group                                  265,268              11,472,841
Chubb                                                150,375               7,440,555
Everest Re Group                                     201,145(c)           18,008,512
Lincoln Natl                                          54,061               2,811,172
Loews                                                460,778              18,532,491
Marsh & McLennan Companies                           411,139              10,011,235

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
RenaissanceRe Holdings                                37,208(c)           $1,931,467
Travelers Companies                                  281,013              13,446,472
XL Capital Cl A                                      381,196(c)           11,264,342
                                                                     ---------------
Total                                                                    117,199,628
------------------------------------------------------------------------------------

IT SERVICES (0.4%)
Visa Cl A                                             60,636(b)            3,781,261
------------------------------------------------------------------------------------

MACHINERY (8.0%)
Caterpillar                                          496,024              38,833,719
Deere & Co                                            62,609               5,036,268
Eaton                                                121,052               9,644,213
Illinois Tool Works                                  320,025              15,434,806
Ingersoll-Rand Cl A                                  130,968(c)            5,838,553
Parker Hannifin                                       79,990               5,540,907
                                                                     ---------------
Total                                                                     80,328,466
------------------------------------------------------------------------------------

MEDIA (1.2%)
CBS Cl B                                             431,171               9,520,255
News Corp Cl A                                       115,309               2,162,044
                                                                     ---------------
Total                                                                     11,682,299
------------------------------------------------------------------------------------

METALS & MINING (1.3%)
Alcoa                                                258,988               9,339,107
Nucor                                                 49,216               3,333,892
                                                                     ---------------
Total                                                                     12,672,999
------------------------------------------------------------------------------------

MULTILINE RETAIL (1.6%)
Kohl's                                               245,860(b)           10,544,936
Macy's                                               228,791               5,275,920
                                                                     ---------------
Total                                                                     15,820,856
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (12.4%)
Anadarko Petroleum                                   156,038               9,835,075
Apache                                                75,681               9,143,778
BP ADR                                               289,867(c)           17,580,434
Chevron                                              378,063              32,271,458
ConocoPhillips                                       365,199              27,831,816
Devon Energy                                          56,552               5,900,070
EnCana                                                57,292(c)            4,339,869
Petroleo Brasileiro ADR                              132,682(c)           13,548,159
Spectra Energy                                        71,404               1,624,441
Suncor Energy                                         27,175(c)            2,618,311
                                                                     ---------------
Total                                                                    124,693,411
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (1.8%)
Intl Paper                                           489,017             $13,301,262
Weyerhaeuser                                          70,149               4,562,491
                                                                     ---------------
Total                                                                     17,863,753
------------------------------------------------------------------------------------

PHARMACEUTICALS (4.3%)
Abbott Laboratories                                  183,274              10,107,560
Eli Lilly & Co                                       103,727               5,351,276
Johnson & Johnson                                    125,732               8,156,235
Merck & Co                                           236,749               8,984,625
Pfizer                                               349,666               7,318,509
Wyeth                                                 64,102               2,676,900
                                                                     ---------------
Total                                                                     42,595,105
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Simon Property Group                                  29,686               2,758,126
------------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
CSX                                                   42,585               2,387,741
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.5%)
Intel                                              1,539,828              32,613,557
STMicroelectronics                                   448,711(c)            4,783,259
Taiwan Semiconductor Mfg ADR                         782,599(c)            8,037,292
                                                                     ---------------
Total                                                                     45,434,108
------------------------------------------------------------------------------------

SOFTWARE (2.6%)
Microsoft                                            345,137               9,794,988
Oracle                                               467,526(b)            9,144,809
Symantec                                             417,110(b)            6,932,368
                                                                     ---------------
Total                                                                     25,872,165
------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.0%)
Best Buy                                             252,175              10,455,175
Home Depot                                           326,208               9,124,038
                                                                     ---------------
Total                                                                     19,579,213
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

THRIFTS & MORTGAGE FINANCE (0.8%)
Fannie Mae                                           313,334              $8,246,951
------------------------------------------------------------------------------------

TOBACCO (2.3%)
Altria Group                                         142,219               3,157,262
Loews-Carolina Group                                 176,524(e)           12,806,816
Philip Morris Intl                                   142,219(b)            7,193,437
                                                                     ---------------
Total                                                                     23,157,515
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $880,230,231)                                                    $988,774,616
------------------------------------------------------------------------------------

BONDS (0.4%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

WIRELINES
Qwest Communications Intl Cv
 Sr Unsecured
  11-15-25                           3.50%        $4,037,000              $4,137,602
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $4,037,000)                                                        $4,137,602
------------------------------------------------------------------------------------

MONEY MARKET FUND (1.1%)(h)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                  11,311,226(i)          $11,311,226
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $11,311,226)                                                      $11,311,226
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $895,578,457)(j)                                               $1,004,223,444
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2008, the value of foreign securities represented 12.4% of net assets.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  17

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the value of these securities amounted to $1,801,250 or 0.2% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at March 31, 2008, is as follows:

                                                   ACQUISITION
SECURITY                                              DATES               COST
---------------------------------------------------------------------------------
Apollo Mgmt LP*                                     08-02-07           $3,144,000

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(g) At March 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(h) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.4% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 0.7% of net assets.

(i)  Affiliated Money Market Fund - See Note 6 to the financial statements.

(j) At March 31, 2008, the cost of securities for federal income tax purposes was $897,559,967 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $203,905,259
Unrealized depreciation                                            (97,241,782)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $106,663,477
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 18 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $884,267,231)                        $  992,912,218
   Affiliated money market fund (identified cost $11,311,226)                      11,311,226
---------------------------------------------------------------------------------------------
Total investments in securities (identified cost $895,578,457)                  1,004,223,444
Cash                                                                                   17,188
Capital shares receivable                                                             370,199
Dividends and accrued interest receivable                                           1,755,256
Receivable for investment securities sold                                             137,347
---------------------------------------------------------------------------------------------
Total assets                                                                    1,006,503,434
---------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                                905,346
Payable upon return of securities loaned                                            4,000,000
Accrued investment management services fee                                             42,202
Accrued distribution fee                                                              122,361
Accrued transfer agency fee                                                             9,250
Accrued administrative services fee                                                     4,690
Accrued plan administration services fee                                                1,398
Other accrued expenses                                                                146,513
---------------------------------------------------------------------------------------------
Total liabilities                                                                   5,231,760
---------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                             $1,001,271,674
=============================================================================================

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  19

MARCH 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                                $      836,019
Additional paid-in capital                                                        845,448,656
Undistributed net investment income                                                    88,953
Accumulated net realized gain (loss)                                               46,253,062
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             108,644,984
---------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock       $1,001,271,674
=============================================================================================

Net assets applicable to outstanding
   shares:                                 Class A                          $  862,727,060
                                           Class B                          $  120,949,564
                                           Class C                          $    5,338,784
                                           Class I                          $       12,824
                                           Class R2                         $        4,482
                                           Class R3                         $      138,368
                                           Class R4                         $   12,091,559
                                           Class R5                         $        4,482
                                           Class W                          $        4,551
Net asset value per share of outstanding
   capital stock:                          Class A shares(1)   72,058,965   $        11.97
                                           Class B shares      10,071,167   $        12.01
                                           Class C shares         448,976   $        11.89
                                           Class I shares           1,070   $        11.99
                                           Class R2 shares            374   $        11.98
                                           Class R3 shares         11,549   $        11.98
                                           Class R4 shares      1,009,050   $        11.98
                                           Class R5 shares            374   $        11.98
                                           Class W shares             380   $        11.98
------------------------------------------------------------------------------------------
* Including securities on loan, at value                                    $    3,810,000
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $12.70. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 20 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                     $  25,489,633
Interest                                                            142,970
Income distributions from affiliated money market fund              360,252
Fee income from securities lending                                   27,756
   Less foreign taxes withheld                                     (132,351)
---------------------------------------------------------------------------
Total income                                                     25,888,260
---------------------------------------------------------------------------
Expenses:
Investment management services fee                                6,797,853
Distribution fee
   Class A                                                        2,578,435
   Class B                                                        1,585,388
   Class C                                                           63,308
   Class R2                                                              26
   Class R3                                                              13
   Class W                                                               13
Transfer agency fee
   Class A                                                        1,526,850
   Class B                                                          251,210
   Class C                                                            9,672
   Class R2                                                               3
   Class R3                                                               3
   Class R4                                                           6,642
   Class R5                                                               3
   Class W                                                               11
Administrative services fee                                         680,124
Plan administration services fee
   Class R2                                                              13
   Class R3                                                              13
   Class R4                                                          33,209
Compensation of board members                                        21,785
Custodian fees                                                       87,650
Printing and postage                                                235,336
Registration fees                                                    86,704
Professional fees                                                    42,692
Other                                                                32,294
---------------------------------------------------------------------------
Total expenses                                                   14,039,250
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                 (4,669)
---------------------------------------------------------------------------
                                                                 14,034,581
   Earnings and bank fee credits on cash balances                   (88,622)
---------------------------------------------------------------------------
Total net expenses                                               13,945,959
---------------------------------------------------------------------------
Investment income (loss) -- net                                  11,942,301
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  21

YEAR ENDED MARCH 31, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                      $  99,299,538
   Foreign currency transactions                                        316
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          99,299,854
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                  (149,217,048)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (49,917,194)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 $ (37,974,893)
===========================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,                                        2008              2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $   11,942,301    $   11,993,947
Net realized gain (loss) on investments                    99,299,854       125,168,618
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                     (149,217,048)       (5,262,153)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             (37,974,893)      131,900,412
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                             (12,771,557)      (10,942,438)
      Class B                                                (709,444)         (624,331)
      Class C                                                 (32,035)          (22,630)
      Class I                                                    (248)             (207)
      Class R2                                                    (58)              (26)
      Class R3                                                    (70)              (30)
      Class R4                                               (188,713)         (167,357)
      Class R5                                                    (84)              (36)
      Class W                                                     (64)              (31)
   Net realized gain
      Class A                                             (55,263,623)               --
      Class B                                              (7,893,437)               --
      Class C                                                (347,198)               --
      Class I                                                    (827)               --
      Class R2                                                   (289)               --
      Class R3                                                   (289)               --
      Class R4                                               (750,782)               --
      Class R5                                                   (289)               --
      Class W                                                    (294)               --
---------------------------------------------------------------------------------------
Total distributions                                       (77,959,301)      (11,757,086)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  23

YEAR ENDED MARCH 31,                                        2008              2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                      $   86,398,365    $  179,743,101
   Class B shares                                           9,075,614        24,658,603
   Class C shares                                             842,963         2,949,800
   Class R2 shares                                                 --             5,000
   Class R3 shares                                            132,865             5,000
   Class R4 shares                                          4,797,300         3,826,078
   Class R5 shares                                                 --             5,000
   Class W shares                                                  --             5,000
Reinvestment of distributions at net asset value
   Class A shares                                          66,758,204        10,727,172
   Class B shares                                           8,470,890           614,587
   Class C shares                                             367,740            22,021
   Class R4 shares                                            939,495           167,357
Payments for redemptions
   Class A shares                                        (225,517,900)     (181,271,675)
   Class B shares                                         (71,493,934)      (82,599,203)
   Class C shares                                          (1,503,718)         (981,270)
   Class R4 shares                                         (3,884,505)       (6,393,705)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                          (124,616,621)      (48,517,134)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                  (240,550,815)       71,626,192
Net assets at beginning of year                         1,241,822,489     1,170,196,297
---------------------------------------------------------------------------------------
Net assets at end of year                              $1,001,271,674    $1,241,822,489
=======================================================================================
Undistributed net investment income                    $       88,953    $    1,988,162
---------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 24 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
-----------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Equity Value Fund (the Fund) is a series of RiverSource Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities that may provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At March 31, 2008, RiverSource Investments, LLC (the Investment Manager) owned 100% of Class I, Class R2, Class R5 and Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  25
counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At March 31, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at March 31, 2008 was $1,801,250 representing 0.18% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S.

--------------------------------------------------------------------------------

 26 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended March 31, 2008, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At March 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  27
and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At March 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

--------------------------------------------------------------------------------

 28 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of re-characterization of REIT distributions, investments in partnerships, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $139,237 and accumulated net realized gain has been increased by $139,237.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                 2008           2007*
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $12,771,557    $10,942,438
      Long-term capital gain..................     55,263,623             --
CLASS B
Distributions paid from:
      Ordinary income.........................        709,444        624,331
      Long-term capital gain..................      7,893,437             --
CLASS C
Distributions paid from:
      Ordinary income.........................         32,035         22,630
      Long-term capital gain..................        347,198             --
CLASS I
Distributions paid from:
      Ordinary income.........................            248            207
      Long-term capital gain..................            827             --
CLASS R2
Distributions paid from:
      Ordinary income.........................             58             26
      Long-term capital gain..................            289             --
CLASS R3
Distributions paid from:
      Ordinary income.........................             70             30
      Long-term capital gain..................            289             --
CLASS R4
Distributions paid from:
      Ordinary income.........................        188,713        167,357
      Long-term capital gain..................        750,782             --

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  29

YEAR ENDED MARCH 31,                                 2008           2007*
----------------------------------------------------------------------------
CLASS R5
Distributions paid from:
      Ordinary income.........................             84             36
      Long-term capital gain..................            289             --
CLASS W
Distributions paid from:
      Ordinary income.........................             64             31
      Long-term capital gain..................            294             --

* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to March 31, 2007. Class W is for the period from Dec. 1, 2006 (inception date) to March 31, 2007.

At March 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $  2,761,331
Undistributed accumulated long-term gain..................    $ 45,573,701
Unrealized appreciation (depreciation)....................    $106,651,967

RECENT ACCOUNTING PRONOUNCEMENT

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning April 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------

 30 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.40% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $615,240 for the year ended March 31, 2008. The management fee for the year ended March 31, 2008 was 0.56% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended March 31, 2008 was 0.06% of the Fund's average daily net assets.

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2008, other expenses paid to this company were $2,936.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  31
daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Sales charges received by the Distributor for distributing Fund shares were $412,366 for Class A, $81,981 for Class B and $1,966 for Class C for the year ended March 31, 2008.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and nonaffiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended March 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.21% for Class R2, 1.12% for Class R3 and 0.93% for Class R4. Of these waived/reimbursed fees and expenses, the transfer agency fee at the class level was $4,266 for Class R4 and the plan administration services fees at the class level were $13, $13 and $377 for Class R2, Class R3 and Class R4, respectively. In addition, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until March 31, 2009, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 0.88% of the Fund's average daily net assets for Class R4, unless sooner terminated at the discretion of the Board.

--------------------------------------------------------------------------------

 32 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

During the year ended March 31, 2008, the Fund's transfer agency fees were reduced by $88,622 as a result of bank fee credits from overnight cash balances.

The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $302,066,620 and $497,081,786, respectively, for the year ended March 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                           YEAR ENDED MARCH 31, 2008
                                       ISSUED FOR
                                       REINVESTED                           NET
                            SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                   6,075,091     5,074,478     (16,434,856)      (5,285,287)
Class B                     655,436       643,853      (4,992,302)      (3,693,013)
Class C                      61,671        28,236        (111,329)         (21,422)
Class R3                     11,175            --              --           11,175
Class R4                    343,185        71,388        (286,068)         128,505
---------------------------------------------------------------------------------------

                                           YEAR ENDED MARCH 31, 2007
                                       ISSUED FOR
                                       REINVESTED                           NET
                            SOLD      DISTRIBUTIONS    REDEEMED     INCREASE (DECREASE)
---------------------------------------------------------------------------------------
Class A                  14,480,657       839,778     (14,274,752)       1,045,683
Class B                   1,954,440        48,332      (6,756,704)      (4,753,932)
Class C                     235,652         1,727         (77,312)         160,067
Class R2*                       374            --              --              374
Class R3*                       374            --              --              374
Class R4                    302,718        13,142        (488,442)        (172,582)
Class R5*                       374            --              --              374
Class W**                       380            --              --              380
---------------------------------------------------------------------------------------

  * For the period from Dec. 11, 2006 (inception date) to March 31, 2007. ** For the period from Dec. 1, 2006 (inception date) to March 31, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  33
securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At March 31, 2008, securities valued at $3,810,000 were on loan to brokers. For collateral, the Fund received $4,000,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Portfolio of Investments." Income from securities lending amounted to $27,756 for the year ended March 31, 2008. Expenses paid to the Investment Manager were $1,010 for the year ended March 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $223,367,758 and $232,680,383, respectively, for the year ended March 31, 2008.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the

--------------------------------------------------------------------------------

 34 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended March 31, 2008.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  35

Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 36 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008           2007           2006           2005           2004
Net asset value, beginning of period     $13.43         $12.16         $10.12          $9.17          $6.39
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .15(b)         .14            .12            .15            .10
Net gains (losses) (both realized and
 unrealized)                               (.66)          1.27           2.03            .94           2.77
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.51)          1.41           2.15           1.09           2.87
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.14)          (.11)          (.14)          (.09)
Distributions from realized gains          (.77)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.95)          (.14)          (.11)          (.14)          (.09)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.97         $13.43         $12.16         $10.12          $9.17
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $863         $1,038           $928           $865           $889
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.06%          1.09%          1.16%          1.11%          1.07%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.09%          1.13%          1.04%          1.46%          1.19%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     25%            37%            28%            25%            39%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          (4.39%)        11.67%         21.31%         11.96%         45.06%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after reduction for earnings and bank fee credits was 1.05% for the year ended March 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  37

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008           2007           2006           2005           2004
Net asset value, beginning of period     $13.46         $12.19         $10.14          $9.18          $6.40
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(b)         .04            .01            .07            .03
Net gains (losses) (both realized and
 unrealized)                               (.66)          1.27           2.06            .95           2.78
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.61)          1.31           2.07           1.02           2.81
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.04)          (.02)          (.06)          (.03)
Distributions from realized gains          (.77)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)          (.04)          (.02)          (.06)          (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $12.01         $13.46         $12.19         $10.14          $9.18
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $121           $185           $226           $275           $341
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.82%          1.86%          1.92%          1.88%          1.84%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .33%           .35%           .28%           .69%           .44%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     25%            37%            28%            25%            39%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          (5.07%)        10.77%         20.39%         11.16%         43.89%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after reduction for earnings and bank fee credits was 1.81% for the year ended March 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 38 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008           2007           2006           2005           2004
Net asset value, beginning of period     $13.34         $12.09         $10.06          $9.12          $6.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .05(b)         .06            .02            .07            .03
Net gains (losses) (both realized and
 unrealized)                               (.66)          1.24           2.03            .93           2.76
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.61)          1.30           2.05           1.00           2.79
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.07)          (.05)          (.02)          (.06)          (.03)
Distributions from realized gains          (.77)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.84)          (.05)          (.02)          (.06)          (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.89         $13.34         $12.09         $10.06          $9.12
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $5             $6             $4             $3             $3
-----------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                     1.82%          1.84%          1.92%          1.88%          1.85%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .34%           .38%           .28%           .69%           .42%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     25%            37%            28%            25%            39%
-----------------------------------------------------------------------------------------------------------
Total return(e)                          (5.07%)        10.81%         20.43%         11.05%         43.87%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after reduction for earnings and bank fee credits was 1.81% for the year ended March 31, 2008.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  39

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008           2007           2006           2005        2004(B)
Net asset value, beginning of period     $13.45         $12.18         $10.13          $9.18          $9.44
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21(c)         .20            .18            .19            .08
Net gains (losses) (both realized and
 unrealized)                               (.67)          1.26           2.02            .94           (.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.46)          1.46           2.20           1.13           (.23)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.23)          (.19)          (.15)          (.18)          (.03)
Distributions from realized gains          (.77)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.00)          (.19)          (.15)          (.18)          (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.99         $13.45         $12.18         $10.13          $9.18
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                      .65%           .67%           .72%           .67%           .71%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.50%          1.54%          1.48%          1.89%          1.29%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     25%            37%            28%            25%            39%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (3.99%)        12.11%         21.90%         12.45%         (2.42%)(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to March 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 40 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008        2007(B)
Net asset value, beginning of period     $13.43         $13.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .13(c)         .10
Net gains (losses) (both realized and
 unrealized)                               (.65)           .04
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.52)           .14
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.16)          (.07)
Distributions from realized gains          (.77)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.93)          (.07)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.98         $13.43
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.46%          1.38%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.21%          1.38%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .94%           .81%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     25%            37%
-----------------------------------------------------------------------------------------------------------
Total return(i)                          (4.45%)         1.04%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have waived certain fees and expenses.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  41

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008        2007(B)
Net asset value, beginning of period     $13.43         $13.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .12(c)         .11
Net gains (losses) (both realized and
 unrealized)                               (.61)           .04
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.49)           .15
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.19)          (.08)
Distributions from realized gains          (.77)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.96)          (.08)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.98         $13.43
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.37%          1.12%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.12%          1.12%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.06%          1.08%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     25%            37%
-----------------------------------------------------------------------------------------------------------
Total return(i)                          (4.22%)         1.11%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have waived certain fees and expenses.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.10% for the year ended March 31, 2008.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

 42 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008           2007           2006           2005           2004
Net asset value, beginning of period     $13.44         $12.17         $10.13          $9.18          $6.40
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .17(b)         .16            .15            .17            .12
Net gains (losses) (both realized and
 unrealized)                               (.66)          1.27           2.02            .94           2.76
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.49)          1.43           2.17           1.11           2.88
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.20)          (.16)          (.13)          (.16)          (.10)
Distributions from realized gains          (.77)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.97)          (.16)          (.13)          (.16)          (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.98         $13.44         $12.17         $10.13          $9.18
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $12            $12            $13             $8             $5
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)               .97%           .94%           .98%           .94%           .91%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           .93%           .93%           .98%           .94%           .91%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.22%          1.28%          1.22%          1.61%          1.35%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     25%            37%            28%            25%            39%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (4.24%)        11.83%         21.51%         12.16%         45.25%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  43

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008        2007(B)
Net asset value, beginning of period     $13.43         $13.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .20(c)         .13
Net gains (losses) (both realized and
 unrealized)                               (.65)           .04
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.45)           .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.23)          (.10)
Distributions from realized gains          (.77)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.00)          (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.98         $13.43
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                      .71%           .70%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.44%          1.55%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     25%            37%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (3.98%)         1.25%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 44 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008        2007(B)
Net asset value, beginning of period     $13.43         $13.17
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .14(c)         .12
Net gains (losses) (both realized and
 unrealized)                               (.65)           .22
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.51)           .34
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.17)          (.08)
Distributions from realized gains          (.77)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.94)          (.08)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $11.98         $13.43
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                     1.12%          1.03%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              1.03%          1.14%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     25%            37%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (4.36%)         2.59%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE EQUITY VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Equity Value Fund (the Fund) (one of the portfolios constituting the RiverSource Strategy Series, Inc.) as of March 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Equity Value Fund of the RiverSource Strategy Series, Inc. at March 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
May 21, 2008

--------------------------------------------------------------------------------

 46 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION
----------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2008

CLASS A

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
June 25, 2007...............................................        $0.04419
Sept. 24, 2007..............................................         0.04378
Dec. 17, 2007...............................................         0.04525
March 27, 2008..............................................         0.04189
Total.......................................................        $0.17511

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 17, 2007...............................................        $0.77319
Total distributions.........................................        $0.94830

CLASS B

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
June 25, 2007...............................................        $0.01662
Sept. 24, 2007..............................................         0.01373
Dec. 17, 2007...............................................         0.01948
March 27, 2008..............................................         0.01441
Total.......................................................        $0.06424

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 17, 2007...............................................        $0.77319
Total distributions.........................................        $0.83743

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  47

CLASS C

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
June 25, 2007...............................................        $0.01757
Sept. 24, 2007..............................................         0.01690
Dec. 17, 2007...............................................         0.02024
March 27, 2008..............................................         0.01575
Total.......................................................        $0.07046

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 17, 2007...............................................        $0.77319
Total distributions.........................................        $0.84365

CLASS I

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
June 25, 2007...............................................        $0.05855
Sept. 24, 2007..............................................         0.05804
Dec. 17, 2007...............................................         0.05858
March 27, 2008..............................................         0.05631
Total.......................................................        $0.23148

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 17, 2007...............................................        $0.77319
Total distributions.........................................        $1.00467

--------------------------------------------------------------------------------

 48 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

CLASS R2

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
June 25, 2007...............................................        $0.02966
Sept. 24, 2007..............................................         0.02870
Dec. 17, 2007...............................................         0.05778
March 27, 2008..............................................         0.03766
Total.......................................................        $0.15380

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 17, 2007...............................................        $0.77319
Total distributions.........................................        $0.92699

CLASS R3

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
June 25, 2007...............................................        $0.03829
Sept. 24, 2007..............................................         0.03717
Dec. 17, 2007...............................................         0.06574
March 27, 2008..............................................         0.04645
Total.......................................................        $0.18765

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 17, 2007...............................................        $0.77319
Total distributions.........................................        $0.96084

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  49

CLASS R4

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
June 25, 2007...............................................        $0.04949
Sept. 24, 2007..............................................         0.04838
Dec. 17, 2007...............................................         0.04961
March 27, 2008..............................................         0.04797
Total.......................................................        $0.19545

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 17, 2007...............................................        $0.77319
Total distributions.........................................        $0.96864

CLASS R5

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
June 25, 2007...............................................        $0.05646
Sept. 24, 2007..............................................         0.05593
Dec. 17, 2007...............................................         0.05671
March 27, 2008..............................................         0.05409
Total.......................................................        $0.22319

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 17, 2007...............................................        $0.77319
Total distributions.........................................        $0.99638

--------------------------------------------------------------------------------

 50 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

CLASS W

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............            100%
      Dividends Received Deduction for corporations.........            100%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
June 25, 2007...............................................        $0.04219
Sept. 24, 2007..............................................         0.04150
Dec. 17, 2007...............................................         0.04338
March 27, 2008..............................................         0.04074
Total.......................................................        $0.16781

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 17, 2007...............................................        $0.77319
Total distributions.........................................        $0.94100

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS
--------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 101 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 52 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  53

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 54 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT  55

PROXY VOTING
-------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 56 RIVERSOURCE EQUITY VALUE FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE EQUITY VALUE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6382 W (5/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

SMALL CAP ADVANTAGE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2008
(Prospectus also enclosed)


RIVERSOURCE SMALL CAP ADVANTAGE
FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS
----------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     10

Fund Expenses Example...............     12

Portfolio of Investments............     16

Financial Statements................     25

Notes to Financial Statements.......     31

Report of Independent Registered
   Public Accounting Firm...........     52

Federal Income Tax Information......     53

Board Members and Officers..........     56

Proxy Voting........................     60

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE
--------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Small Cap Advantage Fund (the Fund) declined 17.26% during the 12 months ended March 31, 2008.

> The Fund underperformed its benchmark, the Russell 2000(R) Index, which lost
  13.00%, during the same period.

> The Lipper Small-Cap Core Funds Index, which serves as the Fund's peer group, decreased 10.26%, outperforming the Fund.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2008)
--------------------------------------------------------------------------------

                                                                   Since
                                   1 year   3 years   5 years   inception(a)
-----------------------------------------------------------------------------------
RiverSource Small Cap Advantage
  Fund Class A (excluding sales
  charge)                          -17.26%   +0.83%   +12.59%      +5.24%
-----------------------------------------------------------------------------------
Russell 2000(R) Index
  (unmanaged)                      -13.00%   +5.06%   +14.90%      +6.67%
-----------------------------------------------------------------------------------
Lipper Small-Cap Core Funds
  Index                            -10.26%   +5.33%   +14.76%      +8.95%

(a) Fund data is from May 4, 1999. Russell 2000(R) Index and Lipper peer group data is from May 1, 1999.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM        SIZE
         X                 SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                                                       Net Fund and
                                                       Acquired Fund
                                                        (Underlying
                       Total Fund   Net Expenses(a)      Fund)(b)
---------------------------------------------------------------------
Class A                  1.31%           1.19%             1.22%
---------------------------------------------------------------------
Class B                  2.07%           1.96%             1.99%
---------------------------------------------------------------------
Class C                  2.07%           1.95%             1.98%
---------------------------------------------------------------------
Class I                  0.80%           0.74%             0.77%
---------------------------------------------------------------------
Class R2                 1.62%           1.54%             1.57%
---------------------------------------------------------------------
Class R3                 1.39%           1.29%             1.32%
---------------------------------------------------------------------
Class R4                 1.10%           1.02%             1.05%
---------------------------------------------------------------------
Class R5                 0.87%           0.79%             0.82%
---------------------------------------------------------------------

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.14%), will not exceed 1.33% for Class A, 2.10% for Class B, 2.09% for Class C, 0.88% for Class I, 1.68% for Class R2, 1.43% for Class R3, 1.16% for Class R4 and 0.93% for Class R5.
(b)  In addition to the Fund's total annual
     operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, is 0.03%

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  3

-----------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MARCH 31, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 5/4/99)          -17.26%    +0.83%   +12.59%     +5.24%
--------------------------------------------------------------------------------
 Class B (inception 5/4/99)          -17.99%    +0.02%   +11.75%     +4.43%
--------------------------------------------------------------------------------
 Class C (inception 6/26/00)         -17.76%    +0.11%   +11.76%     +2.81%
--------------------------------------------------------------------------------
 Class I (inception 3/4/04)          -16.88%    +1.22%      N/A      +2.35%
--------------------------------------------------------------------------------
 Class R2 (inception 12/11/06)       -17.30%      N/A       N/A     -13.42%
--------------------------------------------------------------------------------
 Class R3 (inception 12/11/06)       -17.27%      N/A       N/A     -13.28%
--------------------------------------------------------------------------------
 Class R4 (inception 5/4/99)         -16.60%    +1.20%   +12.95%     +5.48%
--------------------------------------------------------------------------------
 Class R5 (inception 12/11/06)       -17.07%      N/A       N/A     -13.03%
--------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 5/4/99)          -22.07%    -1.14%   +11.26%     +4.64%
--------------------------------------------------------------------------------
 Class B (inception 5/4/99)          -21.25%    -0.69%   +11.52%     +4.43%
--------------------------------------------------------------------------------
 Class C (inception 6/26/00)         -18.41%    +0.11%   +11.76%     +2.81%
--------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY
--------------------------------------------

Dear Shareholders,

RiverSource Small Cap Advantage Fund declined 17.26% (Class A shares, excluding sales charge) for the 12 months ended March 31, 2008. The Fund's benchmark, the Russell 2000(R) Index (Russell Index), declined 13.00% during the same period. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, declined 10.26% during this fiscal period.

The fiscal year started on an upbeat note for small-cap investors, with the Russell 2000 Index closing at an all-time high on July 13, 2007. A steady stream of discouraging headlines about the unfolding credit crisis and deterioration in the housing market drove small-cap stock prices lower during the remainder of the fiscal period.

The retreat in stock prices continued into 2008 as the U.S. equity market was pressured from all sides: by the intensifying financial crisis in multiple segments of the credit market, by growing risk to the economy and corporate earnings, by record high energy prices, and by the U.S. dollar hitting historic lows against major trading currencies.

SECTOR DIVERSIFICATION(1) (at March 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Cash & Cash Equivalents(2)                      3.9%
--------------------------------------------------------
Consumer Discretionary                         13.9%
--------------------------------------------------------
Consumer Staples                                3.0%
--------------------------------------------------------
Energy                                          6.6%
--------------------------------------------------------
Financials                                     20.6%
--------------------------------------------------------
Health Care                                    12.5%
--------------------------------------------------------
Industrials                                    14.5%
--------------------------------------------------------
Information Technology                         15.0%
--------------------------------------------------------
Materials                                       5.6%
--------------------------------------------------------
Telecommunication Services                      1.3%
--------------------------------------------------------
Utilities                                       3.1%
--------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Of the 3.9%, 3.0% is due to security lending activity and 0.9% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  5

------------------------------

All segments of the U.S. equity market declined during the fiscal period, with large-cap and growth-oriented stocks weathering the downturn somewhat better. Within the small-cap universe, commodity-related groups linked to global growth themes (materials, industrials and energy) were the best performing sectors for the fiscal year, while sectors connected to housing, retail, and mortgage finance problems (financials and consumer discretionary) underperformed dramatically, as did information technology.

SIGNIFICANT PERFORMANCE FACTORS
In the higher volatility environment that began in the second half of 2008, our quantitative stock selection models struggled, failing to predict small-cap stock returns as effectively as we would normally expect. Valuation-based factors - principally our free cash flow yield model and trailing earnings yield model - were generally weak indicators of performance throughout the period, as investors ignored valuation in search of companies with positive growth prospects in a slowing economy.

Factors based on analyst estimate revisions and our new earnings surprise model were effective in most sectors in the second half of the period. However, the positive contribution was not enough to offset the weakness of valuation-based signals, which are currently heavily weighted in the majority of our sector models.

TOP TEN HOLDINGS (at March 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

iShares Russell 2000 Index Fund                 1.2%
---------------------------------------------------------
CF Inds Holdings                                0.8%
---------------------------------------------------------
Nationwide Health Properties                    0.8%
---------------------------------------------------------
Terra Inds                                      0.6%
---------------------------------------------------------
Priceline.com                                   0.6%
---------------------------------------------------------
SAIC                                            0.5%
---------------------------------------------------------
AptarGroup                                      0.5%
---------------------------------------------------------
Sunstone Hotel Investors                        0.5%
---------------------------------------------------------
Waddell & Reed Financial Cl A                   0.5%
---------------------------------------------------------
Hologic                                         0.5%
---------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Although we are cautious about the immediate market environment, we remain optimistic about the prospects for the Fund's small-cap strategy.

Consistent with our strategy of maintaining sector weightings similar to that of the Russell Index, stock selection had the largest effect on the portfolio's performance. Stock selection in financials, information technology and health care accounted for the majority of the Fund's underperformance. Better results came from the materials sector and selected industries within the consumer discretionary sector.

In the financials sector, the largest negative impact on performance resulted from stock selection in the regional bank and savings and loan groups.
Individual detractors included EAST WEST BANCORP,
PREFERRED BANK, BANKUNITED FSB and DOWNEY FINANCIAL.
The Fund's performance was also hurt by exposure to ADVANTA, a credit card lender whose shares fell sharply due to increased delinquency rates.

Among the Fund's holdings in information technology, shares of RF MICRO DEVICES, a manufacturer of semiconductors for wireless communications applications, declined sharply when the company pre-announced disappointing revenues and earnings related to weakness in the cell phone market. Other detractors included communications equipment stock
ARRIS GROUP, which suffered from weaker than expected earnings and lowered guidance for 2008, and MERCURY COMPUTER, which reported disappointing quarterly earnings due to weak end-market demand and delays in product shipments. Performance was also hampered by not owning a number of stocks that rallied sharply or were acquired at substantial premiums, including SOHU.COM, CONCUR TECHNOLOGIES and ANDREW CORP.

--------------------------------------------------------------------------------

                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  7

------------------------------

Among the Fund's health care holdings, positions in medical imaging company VITAL IMAGES and NOVEN PHARMACEUTICALS underperformed. Managed care providers CENTENE and HEALTHSPRING also lost ground amid concerns over Medicare reimbursement rates and lower margins.

On the other hand, stock selection in the materials sector made a positive contribution to the Fund's performance. Among the Fund's materials positions, fertilizer companies CF INDUSTRIES and TERRA INDUSTRIES advanced on strong worldwide demand for agricultural commodities. NEWMARKET, a producer of chemical additives used in petroleum refining, was also a particularly strong performer.

In consumer discretionary, holdings of CHIPOTLE MEXICAN GRILL advanced on strong same-store sales and earnings growth. The Fund benefited from an overweight position in online advertiser AQUANTIVE, whose share price surged on news it was being acquired by Microsoft. The Fund's overweight positions in consulting services companies, including CBIZ and IHS, added to performance. Additional contributors included education company DEVRY and toy company JAKKS PACIFIC.

OUR CURRENT AND FUTURE STRATEGY
Our strategy employs a quantitative approach to small-cap investing. We use computer models that seek to identify the most attractive stocks in each economic sector, based on a balanced set of valuation, earnings and price-related variables. This approach seeks to identify quality companies - differentiated by superior cash flow generation and attractive valuations - from both the growth and value sides of the small-cap universe. We believe the objectivity of our approach is an advantage because investors often let emotions stand in the way of sound investment decisions. Our goal is to own a portfolio of stocks that represents the best opportunities in each sector.

While recent Federal Reserve Board (the Fed) actions have been a powerful antidote for market jitters, we doubt the equity markets are completely out of the woods yet. Recent data suggest the U.S. economy may already be in the early stages of recession. As the economy slows, corporate earnings growth and profitability will inevitably come under further pressure. We believe equity market volatility will remain high

--------------------------------------------------------------------------------

 8 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

while investors come to grips with a downward bias to earnings expectations, and while we wait to see the subprime meltdown's final toll on the housing industry and financials sector.

However, declines in the small-cap equity segment have already gone a meaningful way toward discounting a recession, and the Fed's aggressive policy measures should lead to more stable credit conditions in the second half of 2008. Historically, small-cap stocks have begun to outperform roughly halfway through a recession because they tend to be more economically sensitive and thus benefit from expectations of an upturn. Although we are cautious about the immediate market environment, we remain optimistic about the prospects for the Fund's small-cap strategy.

Equity valuations now reflect more normal levels of risk aversion and valuation spreads - measures of the dispersion between the most expensive and least expensive stocks - have widened significantly. We believe this has greatly improved the opportunity to differentiate successfully among small-cap stocks based on valuations.


           (PHOTO - JAKE HURWITZ)        (PHOTO - KENT KELLY)
           Jake Hurwitz, CFA(R)          Kent Kelley, CFA(R)
           Portfolio Manager             Portfolio Manager
           Kenwood Capital               Kenwood Capital
           Management                    Management

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------

                   RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE
----------------------
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Small Cap Advantage Fund Class A shares (from 5/1/99 to 3/31/08)* as compared to the performance of two widely cited performance indices, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                                      SINCE
Results at March 31, 2008                   1 YEAR       3 YEARS      5 YEARS      INCEPTION(3)
RIVERSOURCE SMALL CAP ADVANTAGE FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000         $7,793       $9,662      $17,049         $14,858
---------------------------------------------------------------------------------------------------
        Average annual total return         -22.07%       -1.14%      +11.26%          +4.64%
---------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX(1)
        Cumulative value of $10,000          $8,700      $11,596      $20,026         $17,785
---------------------------------------------------------------------------------------------------
        Average annual total return         -13.00%       +5.06%      +14.90%          +6.67%
---------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX(2)
        Cumulative value of $10,000          $8,974      $11,686      $19,905         $21,477
---------------------------------------------------------------------------------------------------
        Average annual total return         -10.26%       +5.33%      +14.76%          +8.95%
---------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 10 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(RIVERSOURCE SMALL CAP ADVANTAGE FUND CLASS A)

                                                  RIVERSOURCE SMALL CAP
                                                 ADVANTAGE FUND CLASS A
                                                 (INCLUDES SALES CHARGE)      RUSSELL 2000 INDEX(1)       LIPPER SMALL-CAP CORE
                                                                                                              FUNDS INDEX(2)
                                                 -----------------------      ---------------------     ------------------------
6/1/99                                                   $ 9,425                      $10,000                      $10,000
3/31/00                                                   11,502                       12,600                       13,564
3/31/01                                                    9,594                       10,668                       12,148
3/31/02                                                   10,876                       12,159                       14,587
3/31/03                                                    8,212                        8,881                       10,789
3/31/04                                                   13,560                       14,550                       17,008
3/31/05                                                   14,496                       15,337                       18,381
3/31/06                                                   17,837                       19,302                       22,780
3/31/07                                                   17,957                       20,443                       23,933
3/31/08                                                   14,858                       17,785                       21,477

(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from May 4, 1999. Russell 2000 Index and Lipper peer group data is from May 1, 1999.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE
-----------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 12 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                   DIRECT            DIRECT AND
                               BEGINNING         ENDING           EXPENSES        INDIRECT EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE       PAID DURING         PAID DURING
                             OCT. 1, 2007    MARCH 31, 2008   THE PERIOD(A),(C)   THE PERIOD(B),(C)
---------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------
   Actual(d)                    $1,000         $  823.30            $5.16               $5.25
---------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.61            $5.72               $5.82
---------------------------------------------------------------------------------------------------
Class B
---------------------------------------------------------------------------------------------------
   Actual(d)                    $1,000         $  820.10            $8.65               $8.74
---------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.77            $9.58               $9.68
---------------------------------------------------------------------------------------------------
Class C
---------------------------------------------------------------------------------------------------
   Actual(d)                    $1,000         $  820.90            $8.65               $8.74
---------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.77            $9.58               $9.68
---------------------------------------------------------------------------------------------------
Class I
---------------------------------------------------------------------------------------------------
   Actual(d)                    $1,000         $  824.50            $3.32               $3.41
---------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,021.63            $3.68               $3.78
---------------------------------------------------------------------------------------------------
Class R2
---------------------------------------------------------------------------------------------------
   Actual(d)                    $1,000         $  824.20            $6.96               $7.05
---------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.64            $7.70               $7.80
---------------------------------------------------------------------------------------------------
Class R3
---------------------------------------------------------------------------------------------------
   Actual(d)                    $1,000         $  824.60            $5.81               $5.90
---------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.90            $6.43               $6.53
---------------------------------------------------------------------------------------------------
Class R4*
---------------------------------------------------------------------------------------------------
   Actual(d)                    $1,000         $  829.90            $4.58               $4.67
---------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,020.27            $5.05               $5.16
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  13

---------------------------

                                                                   DIRECT            DIRECT AND
                               BEGINNING         ENDING           EXPENSES        INDIRECT EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE       PAID DURING         PAID DURING
                             OCT. 1, 2007    MARCH 31, 2008   THE PERIOD(A),(C)   THE PERIOD(B),(C)
---------------------------------------------------------------------------------------------------
Class R5
---------------------------------------------------------------------------------------------------
   Actual(d)                    $1,000         $  823.90            $3.55               $3.64
---------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,021.38            $3.93               $4.04
---------------------------------------------------------------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                                FUND'S       ACQUIRED FUND
                                              ANNUALIZED       FEES AND      NET FUND
                                             EXPENSE RATIO     EXPENSES      EXPENSES
-------------------------------------------------------------------------------------
Class A                                          1.12%           .02%         1.14%
-------------------------------------------------------------------------------------
Class B                                          1.88%           .02%         1.90%
-------------------------------------------------------------------------------------
Class C                                          1.88%           .02%         1.90%
-------------------------------------------------------------------------------------
Class I                                           .72%           .02%          .74%
-------------------------------------------------------------------------------------
Class R2                                         1.51%           .02%         1.53%
-------------------------------------------------------------------------------------
Class R3                                         1.26%           .02%         1.28%
-------------------------------------------------------------------------------------
Class R4                                          .99%           .02%         1.01%
-------------------------------------------------------------------------------------
Class R5                                          .77%           .02%          .79%
-------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.33% for Class A, 2.10% for Class B, 2.09% for Class C, 0.88% for Class I, 1.68% for Class R2, 1.43% for Class R3, 1.16% for Class R4 and 0.93% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective April 1, 2008. Had this change been in place for the entire six month period ended March 31, 2008, the actual expenses paid would have been $5.39 for Class A, $8.92 for Class B and $8.88 for Class C; the hypothetical expenses paid would have been $5.97 for Class A, $9.88 for Class B and $9.83 for Class C. The actual and hypothetical expenses paid for Class I, Class R2, Class R3, Class R4 and Class R5 would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 14 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

     Additionally, had these changes been in place for the entire six-month period ended March 31, 2008, the actual direct expenses of the Fund and indirect expenses of the acquired funds paid would have been: $5.48 for Class A, $9.02 for Class B and $8.97 for Class C; the hypothetical direct expenses of the Fund and indirect expenses of the acquired funds paid would have been: $6.07 for Class A, $9.98 for Class B and $9.93 for Class C. The actual and hypothetical direct expenses of the Fund and indirect expenses of the acquired funds paid for Class I, Class R2, Class R3, Class R4 and Class R5 would have been the same as those expenses presented in the table above.
(d) Based on the actual return for the six months ended March 31, 2008: -17.67% for Class A, -17.99% for Class B, -17.91% for Class C, -17.55% for Class I, -17.58% for Class R2, -17.54% for Class R3, -17.01% for Class R4 and -17.61%. for Class R5.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS
-----------------------------------------

MARCH 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.9%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (1.2%)
Curtiss-Wright                                        24,980              $1,036,170
Esterline Technologies                                16,540(b)              833,120
Orbital Sciences                                      28,990(b)              698,659
Teledyne Technologies                                 20,850(b)              979,950
                                                                     ---------------
Total                                                                      3,547,899
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.8%)
Dynamex                                               12,650(b)              320,045
Forward Air                                           11,000                 389,840
Hub Group Cl A                                        34,980(b)            1,150,492
Pacer Intl                                            28,000                 460,040
                                                                     ---------------
Total                                                                      2,320,417
------------------------------------------------------------------------------------

AIRLINES (0.5%)
AirTran Holdings                                      54,800(b)              361,680
Allegiant Travel                                      15,000(b)              396,300
Northwest Airlines                                    32,000(b)              287,680
SkyWest                                               13,500                 285,120
                                                                     ---------------
Total                                                                      1,330,780
------------------------------------------------------------------------------------

AUTO COMPONENTS (1.1%)
Cooper Tire & Rubber                                  58,247                 871,958
Drew Inds                                             20,030(b)              489,934
Lear                                                  47,000(b)            1,217,769
TRW Automotive Holdings                               28,600(b)              668,382
                                                                     ---------------
Total                                                                      3,248,043
------------------------------------------------------------------------------------

BEVERAGES (0.7%)
Central European Distribution                         21,370(b)            1,243,520
Coca-Cola Bottling Company Consolidated               11,800                 727,116
                                                                     ---------------
Total                                                                      1,970,636
------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.8%)
Affymax                                               26,000(b)              366,600
Alexion Pharmaceuticals                                9,500(b)              563,350
Alkermes                                              34,800(b)              413,424
Alnylam Pharmaceuticals                                9,540(b)              232,776

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
BIOTECHNOLOGY (CONT.)
Applera-Celera Group                                  26,400(b,f)           $388,080
ArQule                                                64,000(b)              273,920
BioCryst Pharmaceuticals                              78,591(b)              362,305
BioMarin Pharmaceutical                               22,172(b)              784,223
Cubist Pharmaceuticals                                26,800(b)              493,656
CV Therapeutics                                       58,870(b)              419,743
Enzon Pharmaceuticals                                 82,090(b,d)            756,048
Human Genome Sciences                                 53,500(b)              315,115
Incyte                                                31,415(b)              330,172
Myriad Genetics                                        9,500(b)              382,755
NPS Pharmaceuticals                                  134,000(b)              522,600
Onyx Pharmaceuticals                                   9,000(b)              261,270
OSI Pharmaceuticals                                    8,300(b)              310,337
Regeneron Pharmaceuticals                             13,024(b)              249,931
Rigel Pharmaceuticals                                 25,800(b)              481,428
Vanda Pharmaceuticals                                100,000(b)              387,000
                                                                     ---------------
Total                                                                      8,294,733
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.6%)
Ameron Intl                                            7,000                 654,710
Builders FirstSource                                  64,000(b)              464,640
Lennox Intl                                           18,000                 647,460
                                                                     ---------------
Total                                                                      1,766,810
------------------------------------------------------------------------------------

CAPITAL MARKETS (1.8%)
Calamos Asset Management Cl A                         32,340                 526,495
GAMCO Investors Cl A                                  13,670                 688,421
GFI Group                                             18,563               1,063,660
Greenhill & Co                                         4,000                 278,240
Investment Technology Group                           11,000(b)              507,980
optionsXpress Holdings                                43,000                 890,530
Waddell & Reed Financial Cl A                         44,350               1,424,966
                                                                     ---------------
Total                                                                      5,380,292
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CHEMICALS (3.6%)
Calgon Carbon                                         35,000(b)             $526,750
CF Inds Holdings                                      22,020               2,281,712
Ferro                                                 52,000                 772,720
HB Fuller                                             38,410                 783,948
LSB Inds                                              23,030(b)              339,462
Minerals Technologies                                 11,530                 724,084
NewMarket                                             13,850               1,044,983
Olin                                                  43,420                 857,979
Symyx Technologies                                    61,650(b)              462,375
Terra Inds                                            52,220(b)            1,855,377
WR Grace & Co                                         43,800(b)              999,516
                                                                     ---------------
Total                                                                     10,648,906
------------------------------------------------------------------------------------

COMMERCIAL BANKS (6.7%)
Arrow Financial                                        3,958                  89,015
Cardinal Financial                                    47,184                 418,522
Cascade Bancorp                                       31,000(d)              296,360
Cathay General Bancorp                                38,220                 792,301
Citizens Republic Bancorp                             33,000                 410,190
City Holding                                          22,970                 916,503
Columbia Bancorp                                      11,400                 194,940
Community Bancorp                                     33,428(b)              453,284
East West Bancorp                                     39,770                 705,918
F.N.B.                                                42,000(d)              655,620
First Community Bancorp                               12,000                 322,200
First Financial Bancorp                               79,000               1,062,549
First Merchants                                       28,000                 799,120
First State Bancorporation                            66,700                 893,113
FirstMerit                                            48,480               1,001,597
Integra Bank                                          46,000                 745,200
Intl Bancshares                                       38,360                 866,169
Old Second Bancorp                                    15,000                 398,400
Oriental Financial Group                              13,000(c)              256,230
Pacific Capital Bancorp                               17,326                 372,509
Preferred Bank                                        36,150                 603,344
S&T Bancorp                                           15,710                 505,391
South Financial Group                                 64,600                 959,956
Southwest Bancorp                                     42,000                 735,420
Sterling Bancorp                                      37,000                 574,610
Sterling Financial                                    22,000                 343,420
Suffolk Bancorp                                       25,000                 792,000
SVB Financial Group                                   24,000(b)            1,047,359
Texas Capital Bancshares                              61,900(b)            1,044,871
Tompkins Financial                                     6,255                 307,746

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMERCIAL BANKS (CONT.)
UCBH Holdings                                         75,000                $582,000
Westamerica Bancorporation                            11,100                 583,860
                                                                     ---------------
Total                                                                     19,729,717
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.5%)
Administaff                                           26,000                 613,860
Bowne & Co                                            47,900                 730,475
CBIZ                                                 117,470(b)              953,856
CDI                                                   32,000                 801,600
Comfort Systems USA                                   62,680                 815,467
Diamond Management & Technology Consultants          106,000                 683,700
Exponent                                              23,350(b)              766,814
FTI Consulting                                        15,670(b)            1,113,197
GeoEye                                                18,000(b)              467,820
Heidrick & Struggles Intl                             22,000                 715,660
Herman Miller                                         18,000                 442,260
IHS Cl A                                              19,990(b)            1,285,557
Interface Cl A                                        39,000                 547,950
PHH                                                   31,000(b)              540,330
Standard Parking                                      38,520(b)              807,379
Steelcase Cl A                                        32,000                 353,920
Volt Information Sciences                             50,000(b)              848,000
Watson Wyatt Worldwide Cl A                           14,330                 813,228
                                                                     ---------------
Total                                                                     13,301,073
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.8%)
3Com                                                 273,000(b)              625,170
Airvana                                              102,000(b)              533,460
Comtech Telecommunications                            17,030(b)              664,170
Extreme Networks                                     114,600(b)              355,260
Network Equipment Technologies                        90,000(b)              591,300
SeaChange Intl                                        78,000(b)              548,340
Starent Networks                                      30,500(b)              411,750
Symmetricom                                          132,000(b)              460,680
Tekelec                                               44,800(b)              557,760
UTStarcom                                            137,698(b)              391,062
                                                                     ---------------
Total                                                                      5,138,952
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
Adaptec                                              176,000(b)              517,440
Cray                                                 122,000(b)              727,120
Electronics for Imaging                               37,051(b)              552,801

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMPUTERS & PERIPHERALS (CONT.)
Emulex                                                24,300(b)             $394,632
Hutchinson Technology                                 26,000(b)              413,660
Intevac                                               58,000(b)              751,100
Lexmark Intl Cl A                                     18,000(b)              552,960
Novatel Wireless                                      33,000(b)              319,440
Palm                                                  91,000                 455,000
Quantum                                              196,900(b)              421,366
Rackable Systems                                      44,900(b)              409,488
Super Micro Computer                                  33,000(b)              275,550
                                                                     ---------------
Total                                                                      5,790,557
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.0%)
EMCOR Group                                           53,700(b)            1,192,677
Furmanite                                             46,020(b)              391,170
Michael Baker                                         16,110(b)              361,831
Perini                                                25,200(b)              912,996
                                                                     ---------------
Total                                                                      2,858,674
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Headwaters                                            45,000(b)              593,550
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
Advanta Cl B                                          74,180                 521,485
Cash America Intl                                     18,491                 673,073
Nelnet Cl A                                           44,000                 517,000
World Acceptance                                      14,000(b)              445,900
                                                                     ---------------
Total                                                                      2,157,458
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.1%)
AptarGroup                                            39,990               1,556,811
Greif Cl A                                            14,000                 951,020
Myers Inds                                            63,000                 827,190
                                                                     ---------------
Total                                                                      3,335,021
------------------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
LKQ                                                   61,460(b)            1,381,006
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.4%)
Capella Education                                      9,800(b)              535,080
DeVry                                                 26,700               1,117,128
INVESTools                                            46,900(b)              515,431
Matthews Intl Cl A                                    16,000                 772,000
Strayer Education                                      6,850               1,044,625
                                                                     ---------------
Total                                                                      3,984,264
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED FINANCIAL SERVICES (1.3%)
Asta Funding                                          19,000                $264,670
iShares Russell 2000 Index Fund                       53,000               3,631,030
                                                                     ---------------
Total                                                                      3,895,700
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
Alaska Communications Systems Group                   24,500                 299,880
Atlantic Tele-Network                                 22,600                 764,558
Cbeyond                                               16,700(b)              313,793
Cincinnati Bell                                      178,930(b)              762,242
Premiere Global Services                              60,000(b)              860,400
Time Warner Telecom Cl A                              33,600(b)              520,464
                                                                     ---------------
Total                                                                      3,521,337
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.5%)
DPL                                                   26,500                 679,460
El Paso Electric                                      38,000(b)              812,060
Hawaiian Electric Inds                                32,000                 763,840
ITC Holdings                                          15,780                 821,507
Otter Tail                                            21,000                 743,190
Portland General Electric                             24,800                 559,240
                                                                     ---------------
Total                                                                      4,379,297
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.9%)
Acuity Brands                                         23,790               1,021,781
Chase                                                 21,207                 384,059
Polypore Intl                                         33,000(b)              682,770
Regal-Beloit                                          23,000                 842,490
Superior Essex                                        27,750(b)              780,330
Ultralife Batteries                                   57,000(b)              673,170
Woodward Governor                                     40,084               1,071,044
                                                                     ---------------
Total                                                                      5,455,644
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
Benchmark Electronics                                 39,300(b)              705,435
FLIR Systems                                          21,520(b)              647,537
Jabil Circuit                                         24,000                 227,040
KEMET                                                 66,200(b)              267,448
LoJack                                                20,300(b)              256,592
Mercury Computer Systems                              45,611(b)              256,334
Methode Electronics                                   72,700                 849,863
Plexus                                                16,423(b)              460,665

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 18 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
Rofin-Sinar Technologies                              17,100(b)             $767,790
Tech Data                                             29,310(b)              961,368
                                                                     ---------------
Total                                                                      5,400,072
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.6%)
Atwood Oceanics                                       14,890(b)            1,365,710
Dril-Quip                                             14,000(b)              650,580
Exterran Holdings                                      6,350(b)              409,829
Global Inds                                           17,000(b)              273,530
Grey Wolf                                             86,300(b)              585,114
ION Geophysical                                       29,600(b)              408,480
NATCO Group Cl A                                      12,820(b)              599,335
Natural Gas Services Group                            37,000(b)              807,710
Newpark Resources                                     68,000(b)              346,800
Oceaneering Intl                                       8,780(b)              553,140
Superior Energy Services                              15,490(b)              613,714
T-3 Energy Services                                    7,660(b)              326,010
Trico Marine Services                                 19,000(b)              740,430
                                                                     ---------------
Total                                                                      7,680,382
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
Great Atlantic & Pacific Tea                          24,870(b)              652,091
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.6%)
Cal-Maine Foods                                       25,701(d)              857,899
Chiquita Brands Intl                                  12,000(b)              277,320
Darling Intl                                          83,400(b)            1,080,030
Flowers Foods                                         35,000                 866,250
Imperial Sugar                                        22,000                 414,040
Pilgrim's Pride                                       14,000                 283,220
Ralcorp Holdings                                      14,000(b)              814,100
                                                                     ---------------
Total                                                                      4,592,859
------------------------------------------------------------------------------------

GAS UTILITIES (1.7%)
Laclede Group                                         15,000                 534,450
New Jersey Resources                                  22,120                 686,826
Northwest Natural Gas                                 23,300               1,012,152
Piedmont Natural Gas                                  51,480(d)            1,351,865
South Jersey Inds                                     16,830                 590,901
UGI                                                   30,000                 747,600
                                                                     ---------------
Total                                                                      4,923,794
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Cutera                                                57,000(b)              767,790
Exactech                                              11,000(b)              277,090

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Greatbatch                                            34,160(b)             $628,886
Hologic                                               25,148(b)            1,398,228
Merit Medical Systems                                 16,000(b)              253,280
SonoSite                                              16,300(b)              463,409
Synovis Life Technologies                             29,000(b)              454,720
Vnus Medical Technologies                             24,000(b)              436,560
ZOLL Medical                                          18,900(b)              502,551
                                                                     ---------------
Total                                                                      5,182,514
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.8%)
Alliance Imaging                                      64,000(b)              550,400
Amedisys                                              13,000(b)              511,420
AMERIGROUP                                            25,380(b)              693,635
Centene                                               71,000(b)              989,740
Chindex Intl                                           8,000(b)              301,920
CorVel                                                10,000(b)              305,900
Hanger Orthopedic Group                               54,000(b)              582,120
HealthSouth                                           32,800(b,d)            583,512
HealthSpring                                          48,400(b)              681,472
Kindred Healthcare                                    19,880(b)              434,776
Magellan Health Services                              27,670(b)            1,098,223
MedCath                                               16,000(b)              291,200
Molina Healthcare                                     17,570(b)              429,059
Universal American Financial                          47,214(b)              500,468
WellCare Health Plans                                  8,000(b)              311,600
                                                                     ---------------
Total                                                                      8,265,445
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.7%)
Eclipsys                                              49,410(b)              968,930
Omnicell                                              14,370(b)              288,837
Phase Forward                                         17,900(b)              305,732
TriZetto Group                                        26,210(b)              437,445
                                                                     ---------------
Total                                                                      2,000,944
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Bally Technologies                                    24,880(b)              854,379
Buffalo Wild Wings                                    21,000(b)              514,500
Chipotle Mexican Grill Cl B                           10,060(b)              976,725
Denny's                                              206,000(b)              613,880
Domino's Pizza                                        35,000                 472,150
Rick's Cabaret Intl                                   28,750(b,d)            657,513
                                                                     ---------------
Total                                                                      4,089,147
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOUSEHOLD DURABLES (1.8%)
American Greetings Cl A                               25,910                $480,631
Avatar Holdings                                       11,040(b,d)            481,234
Blyth                                                 53,000               1,045,160
Champion Enterprises                                  49,410(b)              495,582
Hooker Furniture                                      34,000                 759,560
NVR                                                    2,000(b)            1,194,999
Standard-Pacific                                      63,000                 306,180
Tupperware Brands                                     12,000                 464,160
                                                                     ---------------
Total                                                                      5,227,506
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.3%)
Standex Intl                                          20,040                 447,694
Walter Inds                                            7,000                 438,410
                                                                     ---------------
Total                                                                        886,104
------------------------------------------------------------------------------------

INSURANCE (3.5%)
American Financial Group                              23,820                 608,839
American Physicians Capital                           12,631                 585,573
Amerisafe                                             81,850(b)            1,034,584
AmTrust Financial Services                            65,070               1,054,785
Aspen Insurance Holdings                              34,500(c)              910,110
CNA Surety                                            35,000(b)              538,300
Delphi Financial Group Cl A                           20,571                 601,290
First Mercury Financial                               15,452(b)              269,019
HCC Insurance Holdings                                26,000                 589,940
Natl Interstate                                       30,000                 700,500
Navigators Group                                       8,410(b)              457,504
Odyssey Re Holdings                                   23,550                 865,463
Platinum Underwriters Holdings                        20,300(c)              658,938
SeaBright Insurance Holdings                          19,720(b)              290,476
United America Indemnity Series A                     52,700(b,c)          1,015,002
                                                                     ---------------
Total                                                                     10,180,323
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.6%)
Gaiam Cl A                                            39,880(b)              690,722
NetFlix                                               34,200(b,d)          1,185,030
priceline.com                                         15,170(b,d)          1,833,446
Systemax                                              25,300                 305,118
ValueVision Media Cl A                               102,000(b)              565,080
                                                                     ---------------
Total                                                                      4,579,396
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INTERNET SOFTWARE & SERVICES (1.9%)
AsiaInfo Holdings                                     22,000(b,c)           $238,920
Chordiant Software                                    34,000(b)              205,020
CNET Networks                                         82,000(b)              582,200
Equinix                                                4,600(b)              305,854
Greenfield Online                                     31,550(b)              374,183
InfoSpace                                             34,000                 393,380
RealNetworks                                          97,600(b)              559,248
S1                                                   103,390(b)              735,103
United Online                                         48,000                 506,880
ValueClick                                            56,280(b)              970,830
Vignette                                              40,000(b)              528,400
                                                                     ---------------
Total                                                                      5,400,018
------------------------------------------------------------------------------------

IT SERVICES (1.6%)
Ciber                                                 79,739(b)              390,721
Euronet Worldwide                                     19,000(b)              365,940
Forrester Research                                    34,000(b)              903,720
Global Payments                                       13,000                 537,680
Integral Systems                                      26,000                 759,980
SAIC                                                  84,800(b)            1,576,432
                                                                     ---------------
Total                                                                      4,534,473
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.7%)
JAKKS Pacific                                         49,190(b)            1,356,168
Sturm, Ruger & Co                                     76,000(b)              626,240
                                                                     ---------------
Total                                                                      1,982,408
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.6%)
Affymetrix                                            23,000(b)              400,430
Bio-Rad Laboratories Cl A                              7,150(b)              635,993
Dionex                                                 8,080(b)              622,079
Exelixis                                              88,890(b)              617,786
Illumina                                              17,250(b)            1,309,274
Nektar Therapeutics                                   64,000(b)              444,160
Varian                                                10,180(b)              589,626
                                                                     ---------------
Total                                                                      4,619,348
------------------------------------------------------------------------------------

MACHINERY (2.5%)
Accuride                                              41,000(b)              335,380
Actuant Cl A                                          10,430                 315,090
Briggs & Stratton                                     32,000                 572,800
Bucyrus Intl Cl A                                      3,000                 304,950
EnPro Inds                                            35,000(b)            1,091,649
Gorman-Rupp                                           20,140                 662,405
Graham                                                15,660                 557,339
LB Foster Cl A                                        20,830(b)              896,940
Lindsay                                                7,000                 717,290

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 20 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
MACHINERY (CONT.)
Mueller Inds                                          22,510                $649,414
Tecumseh Products Cl A                                14,000(b)              429,520
Valmont Inds                                           4,750                 417,478
Wabash Natl                                           37,000                 332,630
                                                                     ---------------
Total                                                                      7,282,885
------------------------------------------------------------------------------------

MARINE (0.8%)
Horizon Lines Cl A                                    18,600                 346,146
Kirby                                                 22,240(b)            1,267,680
TBS Intl Series A                                     23,100(b,c)            697,620
                                                                     ---------------
Total                                                                      2,311,446
------------------------------------------------------------------------------------

MEDIA (2.1%)
Entravision Communications Cl A                       68,090(b)              453,479
Gemstar-TV Guide Intl                                190,980(b)              897,606
Interactive Data                                      43,970               1,251,827
Morningstar                                           13,800(b)              846,630
Regal Entertainment Group Cl A                        40,070                 772,950
Valassis Communications                               79,320(b)              860,622
World Wrestling Entertainment Cl A                    55,000               1,023,550
                                                                     ---------------
Total                                                                      6,106,664
------------------------------------------------------------------------------------

METALS & MINING (0.6%)
Century Aluminum                                       8,830(b)              584,899
Hecla Mining                                          92,900(b)            1,036,764
                                                                     ---------------
Total                                                                      1,621,663
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Retail Ventures                                      102,661(b)              497,906
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.0%)
Alpha Natural Resources                               24,850(b)            1,079,485
Arena Resources                                       21,300(b)              824,523
Berry Petroleum Cl A                                  17,000                 790,330
Bill Barrett                                           8,660(b)              409,185
Bois d'Arc Energy                                     35,800(b)              769,342
BPZ Resources                                         14,000(b)              304,220
Carrizo Oil & Gas                                     15,620(b)              925,797
Contango Oil & Gas                                    13,630(b)              880,634
CVR Energy                                             8,824(b)              203,217
Foundation Coal Holdings                              11,910                 599,430
Harvest Natural Resources                             27,860(b)              335,992
Massey Energy                                         16,640                 607,360

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Petrohawk Energy                                      26,000(b)             $524,420
PetroQuest Energy                                     41,300(b)              716,142
Stone Energy                                          16,200(b)              847,422
Swift Energy                                          14,260(b)              641,557
W&T Offshore                                          21,000                 716,310
Whiting Petroleum                                     14,000(b)              905,100
                                                                     ---------------
Total                                                                     12,080,466
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.2%)
Buckeye Technologies                                  40,761(b)              454,893
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Alberto-Culver                                        16,000                 438,560
Chattem                                                5,270(b)              349,612
                                                                     ---------------
Total                                                                        788,172
------------------------------------------------------------------------------------

PHARMACEUTICALS (3.1%)
Alpharma Cl A                                         14,390(b)              377,162
Auxilium Pharmaceuticals                              14,000(b)              374,360
Depomed                                              249,000(b)              846,600
Inspire Pharmaceuticals                               99,844(b)              384,399
King Pharmaceuticals                                  98,000(b)              852,600
Medicis Pharmaceutical Cl A                           43,000                 846,670
Pain Therapeutics                                     68,800(b)              581,360
Par Pharmaceutical Companies                          68,030(b)            1,183,042
Perrigo                                               26,620               1,004,373
Salix Pharmaceuticals                                 73,000(b)              458,440
Sciele Pharma                                         38,350(b)              747,825
Valeant Pharmaceuticals Intl                          31,200(b)              400,296
ViroPharma                                            60,400(b)              539,976
Watson Pharmaceuticals                                10,000(b)              293,200
XenoPort                                               6,700(b)              271,149
                                                                     ---------------
Total                                                                      9,161,452
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (5.7%)
Acadia Realty Trust                                   33,000                 796,950
Alexandria Real Estate Equities                       10,480                 971,706
Arbor Realty Trust                                    31,600(d)              476,528
Brandywine Realty Trust                               45,000                 763,200
Digital Realty Trust                                  13,700                 486,350
EastGroup Properties                                  18,840                 875,306
Equity Lifestyle Properties                           12,630                 623,543
Inland Real Estate                                    40,000                 608,400

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
LTC Properties                                        28,000                $719,880
Nationwide Health Properties                          67,430               2,275,762
Natl Health Investors                                 26,960                 842,500
Omega Healthcare Investors                            66,000               1,145,760
Pennsylvania Real Estate Investment Trust             32,900                 802,431
PS Business Parks                                     11,030                 572,457
Realty Income                                         24,000                 614,880
Saul Centers                                          14,000                 703,360
Strategic Hotels & Resorts                            49,290                 647,178
Sunstone Hotel Investors                              91,090               1,458,350
Tanger Factory Outlet Centers                         25,580                 984,063
Urstadt Biddle Properties Cl A                        31,750                 499,428
                                                                     ---------------
Total                                                                     16,868,032
------------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
Arkansas Best                                         15,360                 489,370
Heartland Express                                     21,000                 299,460
Landstar System                                        8,670                 452,227
                                                                     ---------------
Total                                                                      1,241,057
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.1%)
Advanced Energy Inds                                  41,600(b)              551,616
Asyst Technologies                                   160,000(b)              560,000
Atheros Communications                                11,448(b)              238,576
Cirrus Logic                                          41,590(b)              279,485
Credence Systems                                     276,000(b)              469,200
Cymer                                                 23,000(b)              598,920
DSP Group                                             23,000(b)              293,020
FormFactor                                            30,000(b)              573,000
Integrated Silicon Solution                           89,000(b)              538,450
Mattson Technology                                    99,000(b)              602,910
OmniVision Technologies                               56,000(b)              941,919
Pericom Semiconductor                                 22,000(b)              322,960
RF Micro Devices                                     154,110(b)              409,933
Sigma Designs                                          7,050(b)              159,824
Silicon Storage Technology                           161,000(b)              421,820
Spansion Cl A                                        154,000(b)              423,500
Standard Microsystems                                 20,370(b)              594,397

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Veeco Instruments                                     20,400(b)             $339,252
Zoran                                                 42,090(b)              574,949
                                                                     ---------------
Total                                                                      8,893,731
------------------------------------------------------------------------------------

SOFTWARE (3.3%)
ANSYS                                                 18,250(b)              629,990
Borland Software                                      33,956(b)               68,591
Bottomline Technologies                               45,920(b)              578,592
Cadence Design Systems                                26,000(b)              277,680
Compuware                                             43,000(b)              315,620
Informatica                                           47,000(b)              801,820
JDA Software Group                                    23,000(b)              419,750
Mentor Graphics                                       65,000(b)              573,950
MICROS Systems                                        37,760(b)            1,271,001
Parametric Technology                                 40,500(b)              647,190
Phoenix Technologies                                  22,000(b)              344,520
Progress Software                                     20,400(b)              610,368
Solera Holdings                                       37,000(b)              901,320
SPSS                                                  14,200(b)              550,676
Sybase                                                40,800(b)            1,073,040
Tyler Technologies                                    49,770(b)              695,785
                                                                     ---------------
Total                                                                      9,759,893
------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.7%)
Aeropostale                                           30,510(b)              827,126
Buckle                                                23,820               1,065,469
Cache                                                 47,000(b)              530,630
Dress Barn                                            37,310(b)              482,791
Rex Stores                                            51,000(b)            1,003,170
Sally Beauty Holdings                                 64,000(b)              441,600
Wet Seal Cl A                                        182,000(b)              616,980
                                                                     ---------------
Total                                                                      4,967,766
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.0%)
Deckers Outdoor                                        6,850(b)              738,567
Fossil                                                41,370(b)            1,263,440
Hanesbrands                                           26,000(b)              759,200
Iconix Brand Group                                    63,440(b)            1,100,684
K-Swiss Cl A                                          28,000                 442,960
Movado Group                                          32,700                 637,323
Warnaco Group                                         20,696(b)              816,250
                                                                     ---------------
Total                                                                      5,758,424
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.2%)
FirstFed Financial                                    17,658(b,d)            479,415
Northwest Bancorp                                     31,000                 847,230
OceanFirst Financial                                  35,000                 612,150

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 22 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
THRIFTS & MORTGAGE FINANCE (CONT.)
Provident New York Bancorp                            74,230              $1,002,105
WSFS Financial                                        11,000                 542,080
                                                                     ---------------
Total                                                                      3,482,980
------------------------------------------------------------------------------------

TOBACCO (0.4%)
Universal                                             15,750               1,032,098
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Applied Industrial Technologies                       34,710               1,037,482
Rush Enterprises Cl A                                 18,190(b)              288,130
                                                                     ---------------
Total                                                                      1,325,612
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Syniverse Holdings                                    29,800(b)             $496,468
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $303,347,298)                                                    $288,359,198
------------------------------------------------------------------------------------

MONEY MARKET FUND (4.0%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                  11,682,458(g)          $11,682,458
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $11,682,458)                                                      $11,682,458
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $315,029,756)(h)                                                 $300,041,656
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2008, the value of foreign securities represented 1.3% of net assets.

(d) At March 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.0% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.0% of net assets.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)  Affiliated Money Market Fund -- See Note 6 to the financial statements.

(h) At March 31, 2008, the cost of securities for federal income tax purposes was $318,394,713 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $12,203,726
Unrealized depreciation                                            (30,556,783)
------------------------------------------------------------------------------
Net unrealized depreciation                                       $(18,353,057)
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  23

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 24 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS
---------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $303,347,298)         $288,359,198
   Affiliated money market fund (identified cost
      $11,682,458)                                                11,682,458
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $315,029,756)                                                 300,041,656
Cash                                                                  10,648
Capital shares receivable                                             40,082
Dividends and accrued interest receivable                            265,126
Receivable for investment securities sold                          8,378,967
----------------------------------------------------------------------------
Total assets                                                     308,736,479
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               505,728
Payable for investment securities purchased                        7,614,116
Payable upon return of securities loaned                           8,858,000
Accrued investment management services fee                            18,724
Accrued distribution fee                                              37,774
Accrued transfer agency fee                                            5,097
Accrued administrative services fee                                    1,905
Accrued plan administration services fee                                  10
Other accrued expenses                                               102,596
----------------------------------------------------------------------------
Total liabilities                                                 17,143,950
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $291,592,529
============================================================================

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  25

MARCH 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                 $    743,032
Additional paid-in capital                                       346,557,980
Excess of distributions over net investment income                    (3,421)
Accumulated net realized gain (loss)                             (40,716,962)
Unrealized appreciation (depreciation) on investments            (14,988,100)
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $291,592,529
============================================================================

Net assets applicable to outstanding shares:  Class A                         $230,690,809
                                              Class B                         $ 56,041,681
                                              Class C                         $  4,766,747
                                              Class I                         $      6,231
                                              Class R2                        $      2,791
                                              Class R3                        $      2,800
                                              Class R4                        $     78,656
                                              Class R5                        $      2,814
Net asset value per share of outstanding      Class A
   capital stock:                             shares(1)          57,253,295   $       4.03
                                              Class B shares     15,694,536   $       3.57
                                              Class C shares      1,332,984   $       3.58
                                              Class I shares          1,484   $       4.20
                                              Class R2 shares           679   $       4.11
                                              Class R3 shares           679   $       4.12
                                              Class R4 shares        18,896   $       4.16
                                              Class R5 shares           679   $       4.14
------------------------------------------------------------------------------------------
*Including securities on loan, at value                                       $  8,323,190
------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $4.28. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 26 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $  4,542,610
Interest                                                              12,942
Income distributions from affiliated money market fund               130,927
Fee income from securities lending                                   169,575
   Less foreign taxes withheld                                        (1,884)
----------------------------------------------------------------------------
Total income                                                       4,854,170
----------------------------------------------------------------------------
Expenses:
Investment management services fee                                 2,903,208
Distribution fee
   Class A                                                           891,269
   Class B                                                           920,220
   Class C                                                            70,397
   Class R2                                                               19
   Class R3                                                               10
Transfer agency fee
   Class A                                                           916,596
   Class B                                                           247,881
   Class C                                                            18,632
   Class R2                                                                2
   Class R3                                                                2
   Class R4                                                               85
   Class R5                                                                2
Administrative services fee                                          363,599
Plan administration services fee
   Class R2                                                               10
   Class R3                                                               10
   Class R4                                                              426
Compensation of board members                                          7,994
Custodian fees                                                       119,064
Printing and postage                                                 144,015
Registration fees                                                     54,982
Professional fees                                                     27,679
Other                                                                 21,058
----------------------------------------------------------------------------
Total expenses                                                     6,707,160
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                (729,123)
----------------------------------------------------------------------------
                                                                   5,978,037
   Earnings and bank fee credits on cash balances                    (29,660)
----------------------------------------------------------------------------
Total net expenses                                                 5,948,377
----------------------------------------------------------------------------
Investment income (loss) -- net                                   (1,094,207)
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  27

YEAR ENDED MARCH 31, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on Security transactions               $ (7,020,998)
Net change in unrealized appreciation (depreciation) on
   investments                                                   (60,115,844)
----------------------------------------------------------------------------
Net gain (loss) on investments                                   (67,136,842)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(68,231,049)
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 28 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,                                         2008             2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                          $  (1,094,207)   $  (1,994,977)
Net realized gain (loss) on investments                     (7,020,998)     102,404,686
Net change in unrealized appreciation (depreciation) on
   investments                                             (60,115,844)    (107,328,177)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              (68,231,049)      (6,918,468)
---------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                              (54,211,695)     (87,047,364)
      Class B                                              (14,421,657)     (27,197,847)
      Class C                                               (1,173,973)      (1,898,913)
      Class I                                                   (1,475)          (1,886)
      Class R2                                                    (675)            (864)
      Class R3                                                    (675)            (864)
      Class R4                                                 (15,437)        (146,791)
      Class R5                                                    (675)            (864)
   Tax return of capital
      Class A                                               (2,681,473)              --
      Class B                                                 (713,324)              --
      Class C                                                  (58,373)              --
      Class I                                                      (73)              --
      Class R2                                                     (34)              --
      Class R3                                                     (34)              --
      Class R4                                                    (764)              --
      Class R5                                                     (34)              --
---------------------------------------------------------------------------------------
Total distributions                                        (73,280,371)    (116,295,393)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  29

YEAR ENDED MARCH 31,                                         2008             2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                        $  31,974,292    $  40,084,902
   Class B shares                                            2,886,424        6,689,051
   Class C shares                                              465,955          945,933
   Class I shares                                                   --          968,062
   Class R2 shares                                                  --            5,000
   Class R3 shares                                                  --            5,000
   Class R4 shares                                                  --          104,890
   Class R5 shares                                                  --            5,000
Reinvestment of distributions at net asset value
   Class A shares                                           56,070,294       86,068,894
   Class B shares                                           14,982,924       26,920,384
   Class C shares                                            1,216,984        1,864,627
   Class R4 shares                                              15,758          146,251
Payments for redemptions
   Class A shares                                         (187,110,829)    (199,398,545)
   Class B shares                                          (63,976,447)     (72,819,159)
   Class C shares                                           (3,336,203)      (4,079,209)
   Class I shares                                                   --      (12,822,371)
   Class R4 shares                                            (313,627)        (563,231)
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (147,124,475)    (125,874,521)
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                   (288,635,895)    (249,088,382)
Net assets at beginning of year                            580,228,424      829,316,806
---------------------------------------------------------------------------------------
Net assets at end of year                                $ 291,592,529    $ 580,228,424
=======================================================================================
Undistributed (excess of distributions over) net
   investment income                                     $      (3,421)   $     100,362
---------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 30 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
-----------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Small Cap Advantage Fund (the Fund) is a series of RiverSource Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At March 31, 2008, RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g. distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT 31 dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------

 32 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended March 31, 2008, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At March 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT 33 obligations. At March 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes,"which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of recognition of unrealized appreciation (depreciation) for re-characterization of REIT distributions, post-October losses, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------

 34 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $990,424 and accumulated net realized loss has been increased by $990,424.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                 2008           2007*
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $21,206,338    $14,071,984
      Long-term capital gain..................     33,005,357     72,975,380
      Tax return of capital...................      2,681,473             --
CLASS B
Distributions paid from:
      Ordinary income.........................      5,641,595      4,392,455
      Long-term capital gain..................      8,780,062     22,805,392
      Tax return of capital...................        713,324             --
CLASS C
Distributions paid from:
      Ordinary income.........................        455,481        306,958
      Long-term capital gain..................        718,492      1,591,955
      Tax return of capital...................         58,373             --
CLASS I
Distributions paid from:
      Ordinary income.........................            577            305
      Long-term capital gain..................            898          1,581
      Tax return of capital...................             73             --
CLASS R2
Distributions paid from:
      Ordinary income.........................            264            140
      Long-term capital gain..................            411            724
      Tax return of capital...................             34             --
CLASS R3
Distributions paid from:
      Ordinary income.........................            264            140
      Long-term capital gain..................            411            724
      Tax return of capital...................             34             --
CLASS R4
Distributions paid from:
      Ordinary income.........................          6,040         23,728
      Long-term capital gain..................          9,397        123,063
      Tax return of capital...................            764             --

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  35

YEAR ENDED MARCH 31,                                 2008           2007*
----------------------------------------------------------------------------
CLASS R5
Distributions paid from:
      Ordinary income.........................            264    $       140
      Long-term capital gain..................            411            724
      Tax return of capital...................             34             --

* Class R2, Class R3 and Class R5 are for the period from December 11, 2006 (inception date) to March 31, 2007.

At March 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $         --
Undistributed accumulated long-term gain..................    $         --
Accumulated realized loss.................................    $(37,352,005)
Unrealized appreciation (depreciation)....................    $(18,356,478)

RECENT ACCOUNTING PRONOUNCEMENT

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning April 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee

--------------------------------------------------------------------------------

 36 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT is a percentage of the Fund's average daily net assets that declines from 0.79% to 0.665% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Small-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $641,110 for the year ended March 31, 2008. The management fee for the year ended March 31, 2008 was 0.64% of the Fund's average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially-owned subsidiary of Ameriprise Financial.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended March 31, 2008 was 0.08% of the Fund's average daily net assets.

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2008, other expenses paid to this company were $1,256.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  37

Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Sales charges received by the Distributor for distributing Fund shares were $220,629 for Class A, $63,988 for Class B and $427 for Class C for the year ended March 31, 2008.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended March 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.15% for Class A, 1.91% for Class B, 1.91% for Class C, 0.74% for Class I, 1.28% for Class R2, 1.03% for Class R3, 0.77% for Class R4 and 0.79% for Class R5. Of these waived/reimbursed fees and expenses, the transfer agency fees at the class level were $349,471, $93,894, $6,882, $1, $1, $35 and $1 for Class A, Class B, Class C, Class R2, Class R3, Class R4 and Class R5, respectively, the plan administration services fees at the class level were $10, $10, $426 for Class R2, Class R3 and Class R4, respectively, and the management fees at the Fund level were $278,392. Under an agreement, which was effective until March 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net

--------------------------------------------------------------------------------

 38 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.29% for Class A, 2.05% for Class B, 2.05% for Class C, 0.88% for Class I, 1.68% for Class R2, 1.43% for Class R3, 1.16% for Class R4 and 0.93% for Class R5 of the Fund's average daily net assets. Effective April 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.33% for Class A, 2.10% for Class B, 2.09% for Class C, 0.88% for Class I, 1.68% for Class R2, 1.43% for Class R3, 1.16% for Class R4 and 0.93% for Class R5 of the Fund's average daily net assets until March 31, 2009, unless sooner terminated at the discretion of the Board.

During the year ended March 31, 2008, the Fund's custodian and transfer agency fees were reduced by $29,660 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $803,734,291 and $1,026,278,020, respectively, for the year ended March 31, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED MARCH 31, 2008
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       5,296,654     12,350,156      (34,113,845)       (16,467,035)
Class B                         571,831      3,717,971      (12,206,443)        (7,916,641)
Class C                          93,742        301,981         (663,312)          (267,589)
Class R4                             --          3,367          (51,236)           (47,869)
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  39

                                                 YEAR ENDED MARCH 31, 2007
                                            ISSUED FOR
                                            REINVESTED                             NET
                                SOLD       DISTRIBUTIONS     REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------
Class A                       6,125,200     14,563,261      (30,438,488)        (9,750,027)
Class B                       1,086,212      4,976,041      (11,999,913)        (5,937,660)
Class C                         152,730        344,663         (677,305)          (179,912)
Class I                         136,309             --       (1,904,529)        (1,768,220)
Class R2*                           679             --               --                679
Class R3*                           679             --               --                679
Class R4                         14,482         24,335          (89,765)           (50,948)
Class R5*                           679             --               --                679
----------------------------------------------------------------------------------------------

* For the period from Dec. 11, 2006 (inception date) to March 31, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At March 31, 2008, securities valued at $8,323,190 were on loan to brokers. For collateral, the Fund received $8,858,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Portfolio of Investments." Income from securities lending amounted to $169,575 for the year ended March 31, 2008. Expenses paid to the Investment Manager were $14,735 for the year ended March 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's

--------------------------------------------------------------------------------

 40 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $214,766,045 and $211,894,770, respectively, for the year ended March 31, 2008.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended March 31, 2008.

8. POST-OCTOBER LOSS

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At March 31, 2008, the Fund had a post-October loss of $37,352,005 that is treated for income tax purposes as occurring on April 1, 2008.

It is unlikely the Board will authorize distributions of any net realized capital gains for the Fund until the respective capital loss carry-overs have been offset or expire.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT 41 excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are

--------------------------------------------------------------------------------

 42 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  43

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.99          $7.23          $7.07          $6.77          $4.10
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .00(b)        (.02)          (.03)          (.05)          (.03)
Net gains (losses) (both realized and
 unrealized)                               (.92)           .05           1.51            .52           2.70
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.92)           .03           1.48            .47           2.67
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.99)         (1.27)         (1.32)          (.17)            --
Tax return of capital                      (.05)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.04)         (1.27)         (1.32)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.03          $5.99          $7.23          $7.07          $6.77
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $231           $442           $603           $622           $594
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.31%          1.32%          1.31%          1.30%          1.36%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.15%          1.22%          1.31%          1.30%          1.36%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.08%)         (.11%)         (.40%)         (.63%)         (.58%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    179%           158%           110%           101%           110%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (17.26%)          .67%         23.05%          6.90%         65.12%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.14% for the year ended March 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.48          $6.77          $6.75          $6.51          $3.97
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)(b)       (.05)          (.08)          (.10)          (.07)
Net gains (losses) (both realized and
 unrealized)                               (.83)           .03           1.42            .51           2.61
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.87)          (.02)          1.34            .41           2.54
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.99)         (1.27)         (1.32)          (.17)            --
Tax return of capital                      (.05)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.04)         (1.27)         (1.32)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.57          $5.48          $6.77          $6.75          $6.51
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $56           $129           $200           $234           $267
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.07%          2.09%          2.08%          2.07%          2.13%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.91%          1.98%          2.08%          2.07%          2.13%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.83%)         (.88%)        (1.17%)        (1.40%)        (1.34%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    179%           158%           110%           101%           110%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (17.99%)         (.03%)        22.03%          6.25%         63.98%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.90% for the year ended March 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  45

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.48          $6.77          $6.75          $6.51          $3.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)(b)       (.05)          (.08)          (.09)          (.06)
Net gains (losses) (both realized and
 unrealized)                               (.82)           .03           1.42            .50           2.59
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.86)          (.02)          1.34            .41           2.53
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.99)         (1.27)         (1.32)          (.17)            --
Tax return of capital                      (.05)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.04)         (1.27)         (1.32)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.58          $5.48          $6.77          $6.75          $6.51
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $5             $9            $12            $12            $12
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.07%          2.08%          2.08%          2.07%          2.13%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.91%          1.98%          2.08%          2.07%          2.13%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.83%)         (.87%)        (1.16%)        (1.40%)        (1.36%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    179%           158%           110%           101%           110%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (17.76%)         (.03%)        22.03%          6.25%         63.57%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.90% for the year ended March 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 46 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $6.17          $7.39          $7.17          $6.82          $6.92
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02(c)         .01            .01           (.03)          (.01)
Net gains (losses) (both realized and
 unrealized)                               (.95)           .04           1.53            .55           (.09)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.93)           .05           1.54            .52           (.10)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.99)         (1.27)         (1.32)          (.17)            --
Tax return of capital                      (.05)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.04)         (1.27)         (1.32)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.20          $6.17          $7.39          $7.17          $6.82
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $13             $6             $1
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .80%           .84%           .85%           .84%           .96%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .74%           .84%           .85%           .84%           .96%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .33%           .13%           .09%          (.19%)         (.12%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    179%           158%           110%           101%           110%
-----------------------------------------------------------------------------------------------------------
Total return(i)                         (16.88%)          .95%         23.58%          7.58%         (1.44%)(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to March 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  47

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008           2007(B)
Net asset value, beginning of period      $6.09          $7.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.01)(c)       (.01)
Net gains (losses) (both realized and
 unrealized)                               (.93)           .01
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.94)            --
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.99)         (1.27)
Tax return of capital                      (.05)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.04)         (1.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.11          $6.09
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.62%          1.70%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.28%          1.60%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.22%)         (.27%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    179%           158%
-----------------------------------------------------------------------------------------------------------
Total return(i)                         (17.30%)          .25%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008           2007(B)
Net asset value, beginning of period      $6.10          $7.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .00(c)          --
Net gains (losses) (both realized and
 unrealized)                               (.94)           .01
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.94)           .01
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.99)         (1.27)
Tax return of capital                      (.05)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.04)         (1.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.12          $6.10
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.39%          1.45%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.03%          1.35%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .03%          (.01%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    179%           158%
-----------------------------------------------------------------------------------------------------------
Total return(i)                         (17.27%)          .41%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  49

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period      $6.10          $7.33          $7.14          $6.82          $4.12
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02(b)          --           (.01)          (.03)          (.02)
Net gains (losses) (both realized and
 unrealized)                               (.92)           .04           1.52            .52           2.72
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.90)           .04           1.51            .49           2.70
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.99)         (1.27)         (1.32)          (.17)            --
Tax return of capital                      (.05)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.04)         (1.27)         (1.32)          (.17)            --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.16          $6.10          $7.33          $7.14          $6.82
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--             $1             $1            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.10%          1.14%          1.13%          1.12%          1.20%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)           .77%          1.05%          1.13%          1.12%          1.20%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .29%           .07%          (.20%)         (.46%)         (.40%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    179%           158%           110%           101%           110%
-----------------------------------------------------------------------------------------------------------
Total return(g)                         (16.60%)          .82%         23.25%          7.14%         65.53%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 50 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008           2007(B)
Net asset value, beginning of period      $6.11          $7.36
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .02(c)         .01
Net gains (losses) (both realized and
 unrealized)                               (.95)           .01
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.93)           .02
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.99)         (1.27)
Tax return of capital                      (.05)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.04)         (1.27)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.14          $6.11
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)               .87%           .96%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)           .79%           .85%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)               .28%           .51%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    179%           158%
-----------------------------------------------------------------------------------------------------------
Total return(i)                         (17.07%)          .55%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 0.78% for the year ended March 31, 2008.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

RIVERSOURCE SMALL CAP ADVANTAGE FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Small Cap Advantage Fund (the Fund) (one of the portfolios constituting the RiverSource Strategy Series, Inc.) as of March 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Small Cap Advantage Fund of the RiverSource Strategy Series, Inc. at March 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
May 21, 2008

--------------------------------------------------------------------------------

 52 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2008

CLASS A

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          23.84%
      Dividends Received Deduction for corporations.........          21.98%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38897

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.60520
Nontaxable return of capital distribution...................         0.04917
Total distributions.........................................        $1.04334

CLASS B

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          23.84%
      Dividends Received Deduction for corporations.........          21.98%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38897

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.60520
Nontaxable return of capital distribution...................         0.04917
Total distributions.........................................        $1.04334

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  53

CLASS C

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............          23.84%
      Dividends Received Deduction for corporations.........          21.98%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38897

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.60520
Nontaxable return of capital distribution...................         0.04917
Total distributions.........................................        $1.04334

CLASS I

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............          23.84%
      Dividends Received Deduction for corporations.........          21.98%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38897

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.60520
Nontaxable return of capital distribution...................         0.04917
Total distributions.........................................        $1.04334

CLASS R2

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
      Qualified Dividend Income for individuals.............          23.84%
      Dividends Received Deduction for corporations.........          21.98%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38897

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.60520
Nontaxable return of capital distribution...................         0.04917
Total distributions.........................................        $1.04334

--------------------------------------------------------------------------------

 54 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

CLASS R3

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          23.84%
      Dividends Received Deduction for corporations.........          21.98%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38897

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.60520
Nontaxable return of capital distribution...................         0.04917
Total distributions.........................................        $1.04334

CLASS R4

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          23.84%
      Dividends Received Deduction for corporations.........          21.98%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38897

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.60520
Nontaxable return of capital distribution...................         0.04917
Total distributions.........................................        $1.04334

CLASS R5

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............          23.84%
      Dividends Received Deduction for corporations.........          21.98%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.38897

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.60520
Nontaxable return of capital distribution...................         0.04917
Total distributions.........................................        $1.04334

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 101 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 56 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  57

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 58 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT  59

PROXY VOTING -----------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 60 RIVERSOURCE SMALL CAP ADVANTAGE FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE SMALL CAP ADVANTAGE FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6427 N (5/08)

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

PARTNERS SMALL CAP GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2008
(Prospectus also enclosed)


RIVERSOURCE PARTNERS SMALL CAP
GROWTH FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM
CAPITAL GROWTH.

This annual report includes a prospectus that
describes in detail the Fund's objective, investment
strategy, risks, sales charges, fees and other
matters of interest. Please read the prospectus
carefully before you invest or send money.               (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS
----------------------------------------------------

Your Fund at a Glance...............      2

Manager Commentary..................      5

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Portfolio of Investments............     17

Financial Statements................     25

Notes to Financial Statements.......     31

Report of Independent Registered
   Public Accounting Firm...........     52

Federal Income Tax Information......     53

Board Members and Officers..........     56

Proxy Voting........................     60

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------
(UNAUDITED)

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Small Cap Growth Fund (formerly RiverSource Small Cap
  Growth Fund) (the Fund) decreased 6.82% (Class A shares, excluding sales charge) for the 12-month period ended March 31, 2008.

> The Fund outperformed its benchmark, the Russell 2000(R) Growth Index (Russell
  Index), which fell 8.94% for the annual period.

> The Fund's peer group, as represented by the Lipper Small-Cap Growth Funds
  Index, declined 9.53% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2008)
--------------------------------------------------------------------------------

                                                                       Since
                                    1 year    3 years    5 years    inception(a)
-------------------------------------------------------------------------------------
RiverSource Partners Small Cap
  Growth Fund Class A (excluding
  sales charge)                     -6.82%    +6.53%     +12.59%       -0.06%
-------------------------------------------------------------------------------------
Russell 2000(R) Growth Index
  (unmanaged)                       -8.94%    +5.74%     +14.24%       +1.28%
-------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds
  Index                             -9.53%    +4.77%     +12.68%       +0.94%

(a) Fund data is from Jan. 24, 2001. Russell 2000 Growth Index and Lipper peer group data is from Feb. 1, 2001.

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
----------------------------------------


          STYLE
VALUE    BLEND    GROWTH
                           LARGE
                           MEDIUM        SIZE
                  X        SMALL

Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
----------------------------------------

                         Total      Net Expenses(a)
-------------------------------------------------------
Class A                  1.79%           1.60%
-------------------------------------------------------
Class B                  2.55%           2.37%
-------------------------------------------------------
Class C                  2.55%           2.36%
-------------------------------------------------------
Class I                  1.24%           1.15%
-------------------------------------------------------
Class R2                 2.05%           1.95%
-------------------------------------------------------
Class R3                 1.80%           1.70%
-------------------------------------------------------
Class R4                 1.53%           1.45%
-------------------------------------------------------
Class R5                 1.29%           1.20%
-------------------------------------------------------

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.03%), will not exceed 1.57% for Class A, 2.34% for Class B, 2.33% for Class C, 1.12% for Class I, 1.92% for Class R2, 1.67% for Class R3, 1.42% for Class R4 and 1.17% for

     Class R5.

Investments in small-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MARCH 31, 2008
                                                                     SINCE
WITHOUT SALES CHARGE                 1 YEAR    3 YEARS   5 YEARS   INCEPTION
 Class A (inception 1/24/01)          -6.82%    +6.53%   +12.59%     -0.06%
--------------------------------------------------------------------------------
 Class B (inception 1/24/01)          -7.41%    +5.75%   +11.71%     -0.81%
--------------------------------------------------------------------------------
 Class C (inception 1/24/01)          -7.41%    +5.74%   +11.71%     -0.81%
--------------------------------------------------------------------------------
 Class I (inception 3/4/04)           -6.45%    +7.06%      N/A      +3.45%
--------------------------------------------------------------------------------
 Class R2 (inception 12/11/06)        -6.96%      N/A       N/A      -2.69%
--------------------------------------------------------------------------------
 Class R3 (inception 12/11/06)        -6.52%      N/A       N/A      -2.33%
--------------------------------------------------------------------------------
 Class R4 (inception 1/24/01)         -6.52%    +6.72%   +12.79%     +0.12%
--------------------------------------------------------------------------------
 Class R5 (inception 12/11/06)        -6.54%      N/A       N/A      -2.20%
--------------------------------------------------------------------------------

WITH SALES CHARGE
 Class A (inception 1/24/01)         -12.12%    +4.42%   +11.27%     -0.88%
--------------------------------------------------------------------------------
 Class B (inception 1/24/01)         -11.24%    +4.68%   +11.45%     -0.81%
--------------------------------------------------------------------------------
 Class C (inception 1/24/01)          -8.18%    +5.74%   +11.71%     -0.81%
--------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

--------------------------------------------------------------------------------

 4 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------
(UNAUDITED)

RiverSource Partners Small Cap Growth Fund's portfolio is managed by four independent money management firms that each invests a portion of Fund assets in growth stocks of small companies to seek long-term growth of capital. As of March 31, 2008, Federated MDTA, LLC (MDTA) managed approximately 34% of the Fund's portfolio; UBS Global Asset Management (Americas) Inc. (UBS) managed approximately 27%; Turner Investment Partners, Inc. (Turner) managed approximately 20%; and Essex Investment Management Company, LLC (Essex) managed approximately 19%.

Dear Shareholders,

RiverSource Partners Small Cap Growth Fund decreased 6.82% (Class A shares, excluding sales charge) for the 12-month period ended March 31, 2008, outperforming its benchmark, the Russell 2000(R) Growth Index (Russell Index), which fell 8.94%. The Fund's peer group, as represented by the Lipper Small-Cap Growth Funds Index, declined 9.53% for the same time frame.

SECTOR DIVERSIFICATION(1) (at March 31, 2008; % of portfolio assets)
-----------------------------------------------------------------

Cash & Cash Equivalents(2)                      3.4%
---------------------------------------------------------
Consumer Discretionary                         13.6%
---------------------------------------------------------
Consumer Staples                                4.0%
---------------------------------------------------------
Energy                                          7.1%
---------------------------------------------------------
Financials                                      5.9%
---------------------------------------------------------
Health Care                                    17.8%
---------------------------------------------------------
Industrials                                    19.9%
---------------------------------------------------------
Information Technology                         22.4%
---------------------------------------------------------
Materials                                       4.9%
---------------------------------------------------------
Telecommunication Services                      0.9%
---------------------------------------------------------
Utilities                                       0.1%
---------------------------------------------------------

(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Of the 3.4%, 2.0% is due to security lending activity and 1.4% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
MDTA: Industrial sector stocks added to portfolio performance, in particular LINDSAY, while stock selection in financial services and information technology detracted from performance during the 12-month period. CROCS, INC., a positive contributor for the first six months, hurt performance during the second six months. Other stocks specifically aiding performance included PERRIGO, DECKERS OUTDOOR, and PRICELINE.COM. Stocks that detracted included WELLCARE HEALTH PLANS, FC STONE GROUP and DREW INDUSTRIES.

UBS: Performance for the period was positively impacted by sector allocation, which partially offset the negative impact of stock selection.

From a sector allocation perspective, our portion of the Fund's portfolio benefited from an overweight to energy and an underweight to the financials and consumer discretionary sectors relative to the Russell Index. The portfolio's materials and health care holdings contributed positively to results, but were overshadowed by the negative contribution from our industrial and consumer staples holdings.

TOP TEN HOLDINGS (at March 31, 2008; % of portfolio assets)
------------------------------------------------------------

PAREXEL Intl                                1.5%
-----------------------------------------------------
Pediatrix Medical Group                     1.1%
-----------------------------------------------------
Chattem                                     0.9%
-----------------------------------------------------
Gymboree                                    0.9%
-----------------------------------------------------
Petrohawk Energy                            0.9%
-----------------------------------------------------
Steel Dynamics                              0.9%
-----------------------------------------------------
Landstar System                             0.8%
-----------------------------------------------------
Perrigo                                     0.8%
-----------------------------------------------------
LKQ                                         0.8%
-----------------------------------------------------
priceline.com                               0.7%
-----------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

--------------------------------------------------------------------------------

 6 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

TURNER: There has been a steady sequence of bad economic news experienced by stock investors, which originated with the subprime mortgage mess and proceeded to cascade with increasing force throughout the economy and the global financial system. This led to a severe contraction of credit, the worst housing slump in modern times, a weaker dollar, an earnings debacle in the financial-services sector and the collapse of Bear Stearns, one of the largest U.S. investment banks. Other bad news included a slowdown in consumer spending, historically high gasoline and commodity prices, a rise in inflation and a drop in employment.

Contributing the most to the performance of our portion of the Fund's portfolio were growth-oriented holdings in the consumer discretionary, health care and energy sectors. Stocks that added value included AQUANTIVE, FTI CONSULTING, PRICELINE.COM, PERRIGO, BIOMARIN PHARMACEUTICAL, JA SOLAR HOLDINGS, and CONCHO RESOURCES. Detracting the most from performance were our holdings in the producer durable sector. FORMFACTOR and MASTEC were the largest detractors from performance.

ESSEX: Areas that performed better than the market averages were primarily those with substantial exposures outside the United States. Health care was the standout performer, and significantly contributed to performance for the period. Conversely, consumer sectors and segments of technology did not keep pace with the market averages as technology stocks gave back a portion of their gains from last year.

Consumer spending-related stocks were among the hardest hit for the period, including retailers, restaurants, and leisure companies. Rising gas prices, declining home values, and low savings rates are expected to restrain consumer spending over the next several quarters. However, strong stock selection and an underweight to the benchmark contributed to relative performance for the year. Our portion of the Fund's portfolio had mixed performance in education services companies. The education group has been negatively impacted by concerns about student loan availability. However, fundamental results for our holdings, CAPELLA EDUCATION and CORINTHIAN COLLEGES remain favorable, and we see opportunity for improved performance once lending concerns abate. SKILLSOFT, a provider of e-learning content for businesses, contributed positively to the Fund, as the company's acquisition of its largest competitor is driving results. A

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

detractor to performance was CHRISTOPHER & BANKS, which struggled in a highly competitive market for women's apparel. Meanwhile, our holding in GUESS? INC. added to results. We continue to remain cautious on most of the consumer stocks, and therefore we maintain a significant underweight relative to the Russell Index.

Our portion of the Fund's portfolio benefited from an overweight position relative to the Russell Index and favorable stock selection for the year. Companies in the medical systems space added to results, specifically BRUKER, ILLUMINA and LUMINEX. The biggest detractors to our portion of the Fund's performance were medical and dental instruments and supplies companies BIOLASE TECHNOLOGY and SONIC INNOVATIONS.

Technology was one of the worst performing sectors during the period, as investors worried about a slowdown in consumer and technology spending. The holdings in our portion of the Fund were not spared in this decline, and a significant overweight position negatively impacted performance. In the computer services software space, BLUEPHOENIX SOLUTIONS and SOURCEFORGE were negative contributors. Holdings such as NETGEAR, INTERACTIVE INTELLIGENCE, DEMANDTEC, and NAVISITE INC. were all negatively impacted by economic concerns. While we recognize that companies may continue to rein in their technology spending, particularly for the retail and financial services sectors, our emphasis remains on the faster growing areas of wireless communications, internet services and web-based software.

CHANGES TO THE FUND'S PORTFOLIO
MDTA: Significant new or additional holdings to our portion of the portfolio during the past year included PLEXUS, ROFIN-SINAR TECHNOLOGIES, GREIF, INC., APRIA HEALTHCARE GROUP, and WABTEC. Significant sales or reduced holdings from the portfolio included DELUXE, AEROPOSTALE, MANITOWOC COMPANY, CROCS, and HERCULES.

Over the last 12 months, the portfolio's bottom-up quantitative process significantly increased its percentage of equity in capital goods and, to a lesser degree in information technology and consumer staples. Over the same time period, our portion of the Fund's portfolio decreased its exposure to the health care, consumer staples and transportation industries.

--------------------------------------------------------------------------------

 8 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

UBS: Over the course of the 12-month period, the greatest change to our portion of the Fund's portfolio was shifting from an overweight in the consumer discretionary sector at the start of the period, to an underweight relative to the Russell Index, as our confidence in the economy and the strength of the consumer eroded. We also increased our already meaningful underweight of the financials sector throughout the year, as our outlook for the health of the financial sector soured with the growing subprime contagion. As 2008 begins and emerging economic weakness is the primary focus of investors, we believe our tried investment discipline of focusing our investments on liquid securities that have improving fundamentals, industry leading competitive positions and strong balance sheets should aid us in weathering the current volatility.

TURNER: During the 12 months ended March 31, 2008, significant purchases included FTI CONSULTING and CHIPOTLE MEXICAN GRILL in the consumer discretionary sector, and PERRIGO in the health care sector. Significant sells during the period included VARIAN SEMICONDUCTOR EQUIPMENT in the producer durable industry, health care holding PSYCHIATRIC SOLUTIONS and consumer discretionary holding PHILLIPS-VAN HEUSEN.

ESSEX: We fully liquidated CHRISTOPHER & BANKS from our portion of the portfolio in 2007 as that company has struggled in a highly competitive market for women's apparel. SOURCEFORGE posted a decline due to company-specific reasons, and we liquidated the portfolio's position. We took profits in several holdings that had experienced substantial gains in the past year, which included liquidating positions in SYNCHRONOSS TECHNOLOGIES, VISUAL SCIENCES and SIRENZA MICRODEVICES. Positions in UNITED NATURAL FOODS, TOREADOR RESOURCES and OPNET were also liquidated. We initiated a position in CAPELLA EDUCATION, an online post-secondary education service in the United States.

OUR FUTURE STRATEGY
MDTA: At the end of period, the portfolio was most overweight vs. the Russell Index in capital goods, basic industries and consumer staples. Our holdings in the Fund's portfolio were most underweight vs. the Russell Index in health care, information technology and energy. As with all MDTA strategies, sector movement and weightings are wholly a result of bottom-up stock selection rather than top-down bets on individual sectors.

--------------------------------------------------------------------------------

             RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Going forward, we will continue to seek superior risk-adjusted performance using bottom-up stock selection with a disciplined quantitative process.

UBS: We continue to be cautiously optimistic on the outlook for small-cap growth vs. small-cap value in the year ahead. Interestingly, following past Fed interest rate cuts, growth has historically outperformed value over the subsequent six- and 12-month periods. Additionally, small-caps have tended to outperform over the same periods. For the coming year, we remain focused on high quality companies with demonstrable growth catalysts that can add performance while maintaining a lower risk profile than the average security in the Russell Index.

TURNER: Even with the slowdown in consumer spending, housing deflation and a softening job market, we still believe it is possible for the economy to avoid declining GDP in 2008. Reasons for our optimism include healthy earnings outside of the financial services sector, strong corporate balance sheets and relatively low unemployment. In addition, unemployment claims remain low relative to past recessions. Finally, we believe the coordinated monetary and fiscal stimulus efforts of the Federal Reserve and the government should help to loosen the credit markets and provide a significant boost to economic activity in the second half of 2008. We believe the stock market, as measured by the S&P 500 Index, appears reasonably valued. As we have maintained for some time, growth stocks remain inexpensive when their valuations are compared to those of value stocks.

In managing our portion of the Fund's portfolio, we are intent, as always, on owning stocks that, in our estimation, have superior earnings prospects. We currently favor shares of companies in the pharmaceutical, industrial machinery, retail, oilfield services, restaurant, consulting, investment, energy services, utility and wireless industries.

ESSEX: Key indicators such as employment, retail sales, and consumer confidence have deteriorated in recent months, raising the odds of recession. The underpinning of the economic weakness remains housing and tighter credit. There are several positives, including injection of a significant amount of monetary and fiscal stimulus, which we expect to have an impact on the economy later this year. In addition, we believe

--------------------------------------------------------------------------------

 10 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

inflation is cresting for this cycle, as decelerating growth should result in some moderation in food and energy prices. Further interest rate cuts are probable, and credit market uncertainty will likely keep rates low for a prolonged period of time.

We believe U.S. equity prices will likely remain volatile until there are more visible signs that the Fed's actions are working to support the economy and restore confidence. Past crises have ended with the failure of a major financial institution, and the collapse of Bear Stearns could be the defining event for this cycle. We expect investors will be more selective this year as earnings slow by placing a greater premium on companies of all sizes with dynamic growth characteristics.

(MDT ADVISERS LOGO)                      (UBS GLOBAL ASSET MANAGEMENT
                                         LOGO)

(TURNER INVESTMENT PARTNERS              (ESSEX LOGO)
LOGO)

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------
(UNAUDITED)
The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Small Cap Growth Fund Class A shares (from 2/1/01 to 3/31/08)* as compared to the performance of two widely cited performance indices, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Jan. 24, 2001. Russell 2000 Growth Index and Lipper peer group data is from Feb. 1, 2001.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                                      SINCE
Results at March 31, 2008                   1 YEAR       3 YEARS      5 YEARS      INCEPTION(3)
RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND
(INCLUDES SALES CHARGE)
---------------------------------------------------------------------------------------------------
 Class A Cumulative value of $10,000         $8,788      $11,385      $17,057          $9,382
---------------------------------------------------------------------------------------------------
        Average annual total return         -12.12%       +4.42%      +11.27%          -0.88%
---------------------------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(1)
        Cumulative value of $10,000          $9,106      $11,823      $19,458         $10,953
---------------------------------------------------------------------------------------------------
        Average annual total return          -8.94%       +5.74%      +14.24%          +1.28%
---------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000          $9,047      $11,500      $18,165         $10,689
---------------------------------------------------------------------------------------------------
        Average annual total return          -9.53%       +4.77%      +12.68%          +0.94%
---------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 4.

--------------------------------------------------------------------------------

 12 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND LINE GRAPH)

                                               RIVERSOURCE PARTNERS SMALL
                                                CAP GROWTH FUND CLASS A
                                                (INCLUDES SALES CHARGE)      RUSSELL 2000(R) GROWTH      LIPPER SMALL-CAP GROWTH
                                                                                    INDEX(1)                 FUNDS INDEX(2)
                                               --------------------------    ----------------------     ------------------------
2/1/01                                               $ 9,425                       $10,000                      $10,000
3/31/01                                                7,647                         7,845                        7,873
3/31/02                                                8,186                         8,233                        8,324
3/31/03                                                5,186                         5,629                        5,885
3/31/04                                                8,112                         9,184                        9,165
3/31/05                                                7,760                         9,264                        9,296
3/31/06                                               10,093                        11,843                       11,588
3/31/07                                               10,069                        12,028                       11,815
3/31/08                                                9,382                        10,953                       10,689

(1) The Russell 2000(R) Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Growth Funds Index includes the 30 largest small-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Jan. 24, 2001. Russell 2000(R) Growth Index and Lipper peer group data is from Feb. 1, 2001.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                               BEGINNING         ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             OCT. 1, 2007    MARCH 31, 2008   THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  845.10         $ 7.74(c)        1.66%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,016.88         $ 8.46(c)        1.66%
-------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  842.10         $11.31(c)        2.43%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,012.99         $12.36(c)        2.43%
-------------------------------------------------------------------------------------------
Class C
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  842.10         $11.27(c)        2.42%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,013.04         $12.31(c)        2.42%
-------------------------------------------------------------------------------------------
Class I
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  847.10         $ 5.70(c)        1.22%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,019.11         $ 6.23(c)        1.22%
-------------------------------------------------------------------------------------------
Class R2
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  846.10         $ 9.38(c)        2.01%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,015.11         $10.24(c)        2.01%
-------------------------------------------------------------------------------------------
Class R3
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  848.60         $ 8.22(c)        1.76%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,016.38         $ 8.97(c)        1.76%
-------------------------------------------------------------------------------------------
Class R4
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  847.00         $ 7.10(c)        1.52%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,017.59         $ 7.75(c)        1.52%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                               BEGINNING         ENDING         EXPENSES
                             ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                             OCT. 1, 2007    MARCH 31, 2008   THE PERIOD(A)   EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
   Actual(b)                    $1,000         $  847.00         $ 5.88(c)        1.26%
-------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before
   expenses)                    $1,000         $1,018.90         $ 6.43(c)        1.26%
-------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/366 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2008: -15.49% for Class A, -15.79% for Class B, -15.79% for Class C, -15.29% for Class I, -15.39% for Class R2, -15.14% for Class R3, -15.30% for Class R4 and -15.30% for Class R5.
(c) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.57% for Class A, 2.34% for Class B, 2.33% for Class C, 1.12% for Class I, 1.92% for Class R2, 1.67% for Class R3, 1.42% for Class R4 and 1.17% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change was effective April 1, 2008. Had this change been in place for the entire six month period ended March 31, 2008, the actual expenses paid would have been $7.69 for Class A, $11.27 for Class B, $11.22 for Class C, $5.60 for Class I, $9.33 for Class R2, $8.18 for Class R3, $7.05 for Class R4 and $5.83 for Class R5; the hypothetical expenses paid would have been $8.41 for Class A, $12.31 for Class B, $12.26 for Class C, $6.12 for Class I, $10.19 for Class R2, $8.92 for Class R3, $7.70 for Class R4 and $6.38 for Class R5.

--------------------------------------------------------------------------------

 16 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MARCH 31, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.7%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (2.3%)
AAR                                                   30,418(b)             $829,499
AeroVironment                                          2,532(b)               51,779
American Science & Engineering                         6,712                 366,274
Curtiss-Wright                                         5,736                 237,929
DRS Technologies                                       4,634                 270,070
GenCorp                                               51,142(b)              526,251
Orbital Sciences                                      11,100(b)              267,510
Stanley                                               14,570(b)              429,232
Taser Intl                                            38,700(b)              363,780
Teledyne Technologies                                  7,850(b)              368,950
TransDigm Group                                        7,180(b)              266,019
                                                                     ---------------
Total                                                                      3,977,293
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
Forward Air                                            7,198                 255,097
Hub Group Cl A                                        28,700(b)              943,943
                                                                     ---------------
Total                                                                      1,199,040
------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Wonder Auto Technology                                42,922(b,c)            353,248
------------------------------------------------------------------------------------

BEVERAGES (0.5%)
Boston Beer Cl A                                       6,061(b)              288,140
Central European Distribution                         10,402(b)              605,292
                                                                     ---------------
Total                                                                        893,432
------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.1%)
Acorda Therapeutics                                   11,550(b)              207,323
Alexion Pharmaceuticals                                7,692(b)              456,136
Array BioPharma                                       24,700(b)              173,147
BioMarin Pharmaceutical                               26,070(b)              922,095
Cepheid                                                7,070(b)              172,437
Cubist Pharmaceuticals                                 6,868(b)              126,509
Genomic Health                                        11,800(b)              222,902

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
BIOTECHNOLOGY (CONT.)
Isis Pharmaceuticals                                  17,100(b)             $241,281
LifeCell                                              19,700(b)              827,991
Myriad Genetics                                        4,800(b)              193,392
Regeneron Pharmaceuticals                             11,800(b)              226,442
Rigel Pharmaceuticals                                  9,040(b)              168,686
Sangamo BioSciences                                   18,567(b)              188,641
Savient Pharmaceuticals                                8,760(b)              175,200
Seattle Genetics                                      20,000(b)              182,000
United Therapeutics                                    9,440(b)              818,448
                                                                     ---------------
Total                                                                      5,302,630
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
Ameron Intl                                            4,050                 378,797
Apogee Enterprises                                    11,176                 172,110
                                                                     ---------------
Total                                                                        550,907
------------------------------------------------------------------------------------

CAPITAL MARKETS (2.2%)
FCStone Group                                         22,197(b)              614,857
GFI Group                                              9,131                 523,206
Greenhill & Co                                         7,120(d)              495,267
Investment Technology Group                           23,977(b)            1,107,259
optionsXpress Holdings                                25,648                 531,170
Waddell & Reed Financial Cl A                         15,780                 507,011
                                                                     ---------------
Total                                                                      3,778,770
------------------------------------------------------------------------------------

CHEMICALS (1.4%)
CF Inds Holdings                                       2,080                 215,530
Hercules                                              23,978                 438,558
ICO                                                    7,319(b)               50,794
Koppers Holdings                                      23,899               1,058,964
Landec                                                36,385(b)              306,726
Terra Inds                                             7,740(b)              275,002
                                                                     ---------------
Total                                                                      2,345,574
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  17

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMMERCIAL BANKS (0.3%)
SVB Financial Group                                    7,112(b)             $310,368
UCBH Holdings                                         25,500                 197,880
Westamerica Bancorporation                               510                  26,826
                                                                     ---------------
Total                                                                        535,074
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (5.3%)
Clean Harbors                                          6,843(b)              444,795
Consolidated Graphics                                  3,377(b)              189,281
CRA Intl                                              12,700(b)              408,178
Deluxe                                                 5,772                 110,880
Exponent                                               8,912(b)              292,670
FTI Consulting                                        11,400(b)              809,856
GeoEye                                                 2,495(b)               64,845
Healthcare Services Group                             22,202                 458,249
ICF Intl                                               9,398(b)              188,430
IHS Cl A                                               6,270(b)              403,224
Innerworkings                                         40,700(b)              571,021
Interface Cl A                                         3,170                  44,539
Kenexa                                                14,435(b)              266,759
Layne Christensen                                     11,400(b)              399,228
Mobile Mini                                           11,380(b)              216,220
Navigant Consulting                                   36,357(b)              690,056
Standard Parking                                       1,296(b)               27,164
TEAM                                                  29,489(b)              805,050
TeleTech Holdings                                     33,500(b)              752,410
Tetra Tech                                             7,440(b)              145,154
TrueBlue                                              23,400(b)              314,496
United Stationers                                     14,832(b)              707,486
Watson Wyatt Worldwide Cl A                           13,371                 758,804
                                                                     ---------------
Total                                                                      9,068,795
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.1%)
Blue Coat Systems                                     19,500(b)              429,780
Ceragon Networks                                      30,400(b,c)            287,280
Comtech Telecommunications                            17,900(b)              698,100
EMS Technologies                                       8,840(b)              239,918
Globecomm Systems                                     42,339(b)              368,349
NETGEAR                                               13,170(b)              262,742
Neutral Tandem                                         6,900(b)              124,269
NICE Systems ADR                                      30,900(b,c)            871,997
Sierra Wireless                                       20,430(b,c)            325,859
                                                                     ---------------
Total                                                                      3,608,294
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMPUTERS & PERIPHERALS (1.5%)
Compellent Technologies                               13,700(b)             $171,250
Emulex                                                30,818(b)              500,484
Intermec                                              30,199(b)              670,116
Presstek                                              55,278(b)              242,118
Rimage                                                24,572(b)              538,127
Stratasys                                             22,000(b)              391,600
                                                                     ---------------
Total                                                                      2,513,695
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.9%)
AECOM Technology                                      13,422(b)              349,106
EMCOR Group                                           24,500(b)              544,145
Perini                                                19,627(b)              711,086
                                                                     ---------------
Total                                                                      1,604,337
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.2%)
Headwaters                                            22,846(b)              301,339
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
Cash America Intl                                      6,049                 220,184
Dollar Financial                                      24,033(b)              552,758
EZCORP Cl A                                           31,080(b)              382,595
                                                                     ---------------
Total                                                                      1,155,537
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.1%)
Greif Cl A                                            16,316               1,108,346
Silgan Holdings                                       15,381                 763,359
                                                                     ---------------
Total                                                                      1,871,705
------------------------------------------------------------------------------------

DISTRIBUTORS (1.0%)
DXP Enterprises                                        9,595(b)              376,940
LKQ                                                   60,690(b)            1,363,704
                                                                     ---------------
Total                                                                      1,740,644
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.8%)
Capella Education                                     13,621(b)              743,706
Corinthian Colleges                                   30,059(b)              217,327
New Oriental Education & Technology Group ADR          2,560(b,c)            166,042
Strayer Education                                      2,070                 315,675
                                                                     ---------------
Total                                                                      1,442,750
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
Interactive Brokers Group Cl A                        26,289(b)              674,839
iShares Russell 2000 Growth Index Fund                13,000                 946,920

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 18 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
DIVERSIFIED FINANCIAL SERVICES (CONT.)
MSCI Cl A                                              8,480(b)             $252,280
Portfolio Recovery Associates                          8,699(d)              373,100
                                                                     ---------------
Total                                                                      2,247,139
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
Cbeyond                                               20,200(b)              379,558
Cogent Communications Group                           13,296(b)              243,450
PAETEC Holding                                        32,208(b)              214,505
                                                                     ---------------
Total                                                                        837,513
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
ITC Holdings                                           5,440                 283,206
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.2%)
American Superconductor                               25,510(b,d)            591,577
AZZ                                                   12,362(b)              439,840
BTU Intl                                              21,118(b)              194,286
Energy Conversion Devices                              6,700(b)              200,330
FuelCell Energy                                       48,553(b,d)            322,877
GrafTech Intl                                         51,162(b)              829,336
JA Solar Holdings ADR                                 12,290(b,c)            228,594
Regal-Beloit                                             794                  29,084
Woodward Governor                                     35,703                 953,984
                                                                     ---------------
Total                                                                      3,789,908
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
Dolby Laboratories Cl A                                1,852(b)               67,154
FLIR Systems                                          40,156(b)            1,208,293
L-1 Identity Solutions                                19,135(b)              254,496
LeCroy                                                39,289(b)              340,243
MTS Systems                                            2,164                  69,811
Plexus                                                42,575(b)            1,194,229
Rofin-Sinar Technologies                              17,788(b)              798,681
ScanSource                                            21,269(b)              769,725
Technitrol                                            26,200                 606,006
                                                                     ---------------
Total                                                                      5,308,638
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.7%)
Atwood Oceanics                                        2,960(b)              271,491
Bristow Group                                         14,402(b)              772,955
Complete Production Services                          32,000(b)              734,080

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ENERGY EQUIPMENT & SERVICES (CONT.)
Core Laboratories                                      8,980(b,c)         $1,071,313
Dawson Geophysical                                     9,563(b)              645,503
ENGlobal                                               2,414(b)               20,640
GulfMark Offshore                                      3,666(b)              200,604
Hornbeck Offshore Services                             6,900(b)              315,123
ION Geophysical                                       46,400(b)              640,320
Mitcham Inds                                          25,887(b)              461,306
Oil States Intl                                       15,765(b)              706,430
T-3 Energy Services                                   11,400(b)              485,184
TETRA Technologies                                    36,300(b)              574,992
Trico Marine Services                                    595(b)               23,187
W-H Energy Services                                   10,787(b)              742,685
Willbros Group                                         8,970(b,c)            274,482
                                                                     ---------------
Total                                                                      7,940,295
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
Andersons                                             13,504                 602,413
Longs Drug Stores                                     15,539                 659,787
Nash Finch                                             1,002                  34,048
Spartan Stores                                        10,298                 214,713
                                                                     ---------------
Total                                                                      1,510,961
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Darling Intl                                          90,692(b)            1,174,462
Flowers Foods                                         25,867                 640,208
Green Mountain Coffee Roasters                         4,073(b)              128,910
Hain Celestial Group                                  12,389(b)              365,476
                                                                     ---------------
Total                                                                      2,309,056
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.1%)
Abaxis                                                17,000(b)              393,890
Alphatec Holdings                                     15,029(b)               75,446
AngioDynamics                                          5,700(b)               65,892
ArthroCare                                             4,574(b)              152,543
BIOLASE Technology                                    57,932(b)              179,010
Cantel Medical                                        24,669(b)              261,985
Conmed                                                 1,491(b)               38,229
Haemonetics                                            6,160(b)              367,013
Hansen Medical                                        14,700(b)              206,682
Hologic                                                8,160(b)              453,696
Integra LifeSciences Holdings                         14,300(b)              621,620
Meridian Bioscience                                   16,957                 566,873
Natus Medical                                          6,619(b)              120,135
Neogen                                                14,815(b)              371,857

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  19

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
NuVasive                                              23,055(b)             $795,627
ResMed                                                 7,700(b)              324,786
Sonic Innovations                                     56,584(b)              273,301
Symmetry Medical                                      23,105(b)              383,543
TomoTherapy                                           15,650(b)              224,578
Vnus Medical Technologies                             14,147(b)              257,334
Volcano                                               24,926(b)              311,575
Wright Medical Group                                  23,109(b)              557,851
                                                                     ---------------
Total                                                                      7,003,466
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.8%)
AMERIGROUP                                             7,560(b)              206,615
Animal Health Intl                                    32,444(b)              354,937
Apria Healthcare Group                                38,900(b)              768,275
BioScrip                                              61,307(b)              414,435
Centene                                                5,663(b)               78,942
Chemed                                                 5,264                 222,141
Chindex Intl                                          11,065(b)              417,593
HMS Holdings                                          22,123(b)              631,612
Pediatrix Medical Group                               27,590(b)            1,859,566
Psychiatric Solutions                                 22,793(b)              773,139
ResCare                                               15,600(b)              267,540
VCA Antech                                            17,400(b)              475,890
                                                                     ---------------
Total                                                                      6,470,685
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.3%)
AMICAS                                               115,626(b)              260,159
Icad                                                  83,605(b)              205,668
Omnicell                                              47,755(b)              959,876
Phase Forward                                         28,700(b)              490,196
Transcend Services                                    27,953(b)              254,931
TriZetto Group                                         4,177(b)               69,714
                                                                     ---------------
Total                                                                      2,240,544
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.9%)
Bally Technologies                                    20,683(b)              710,254
California Pizza Kitchen                              27,750(b)              363,803
CBRL Group                                             5,604                 200,455
CEC Entertainment                                      5,926(b)              171,143
Chipotle Mexican Grill Cl A                            4,470(b)              507,032
CKE Restaurants                                       45,500                 510,510
Orient-Express Hotels Series A                         2,320(c)              100,131
Red Robin Gourmet Burgers                             27,780(b)            1,043,694

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Texas Roadhouse Cl A                                  50,700(b)             $496,860
WMS Inds                                              21,506(b)              773,571
                                                                     ---------------
Total                                                                      4,877,453
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Lennar Cl A                                           11,400                 214,434
Lifetime Brands                                       13,798                 123,354
Tupperware Brands                                     21,017                 812,938
                                                                     ---------------
Total                                                                      1,150,726
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
McDermott Intl                                        13,311(b)              729,709
Walter Inds                                           12,094                 757,447
                                                                     ---------------
Total                                                                      1,487,156
------------------------------------------------------------------------------------

INSURANCE (0.3%)
Argo Group Intl Holdings                               8,157(b,c)            289,737
Darwin Professional Underwriters                       9,297(b)              209,090
Life Partners Holdings                                 4,183                  77,176
                                                                     ---------------
Total                                                                        576,003
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.7%)
1-800-FLOWERS.com Cl A                                45,687(b)              388,796
NetFlix                                               28,865(b,d)          1,000,172
PetMed Express                                        27,687(b)              307,049
priceline.com                                         10,333(b)            1,248,847
                                                                     ---------------
Total                                                                      2,944,864
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (4.0%)
AsiaInfo Holdings                                     43,386(b,c)            471,172
Bankrate                                              14,780(b,d)            737,374
comScore                                               6,540(b)              131,192
Constant Contact                                       4,850(b,d)             70,228
Greenfield Online                                     21,093(b)              250,163
Interwoven                                            22,546(b)              240,791
j2 Global Communications                               6,239(b)              139,254
NaviSite                                              78,329(b)              173,107
NIC                                                   57,495                 408,789
Omniture                                              30,065(b)              697,809
S1                                                    35,688(b)              253,742
SkillSoft ADR                                         63,668(b,c)            666,604
TheStreet.com                                         27,765                 224,341
United Online                                         45,821                 483,870

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 20 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INTERNET SOFTWARE & SERVICES (CONT.)
VistaPrint                                            11,210(b,c)           $391,790
Vocus                                                  8,180(b)              215,952
Websense                                              61,814(b)            1,159,013
                                                                     ---------------
Total                                                                      6,715,191
------------------------------------------------------------------------------------

IT SERVICES (1.0%)
CyberSource                                           23,724(b)              346,608
iGATE                                                 48,938(b)              348,439
NeuStar Cl A                                          10,500(b)              278,040
Sykes Enterprises                                     35,304(b)              620,996
Wright Express                                         2,350(b)               72,216
                                                                     ---------------
Total                                                                      1,666,299
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
JAKKS Pacific                                         10,277(b)              283,337
Polaris Inds                                           7,620                 312,496
                                                                     ---------------
Total                                                                        595,833
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (4.2%)
AMAG Pharmaceuticals                                   5,100(b)              206,193
Bruker BioSciences                                    47,606(b)              732,656
ICON ADR                                               6,770(b,c)            439,305
Illumina                                              11,667(b)              885,525
Kendle Intl                                           26,095(b)            1,172,187
Luminex                                               29,163(b)              573,053
MEDTOX Scientific                                     15,165(b)              200,026
PAREXEL Intl                                          98,928(b)            2,582,022
Sequenom                                              41,444(b)              269,386
                                                                     ---------------
Total                                                                      7,060,353
------------------------------------------------------------------------------------

MACHINERY (6.2%)
Actuant Cl A                                          33,606               1,015,237
American Railcar Inds                                  8,988                 182,726
Astec Inds                                             1,221(b)               47,326
Badger Meter                                          13,027                 562,766
Barnes Group                                          22,350                 512,933
Bucyrus Intl Cl A                                     10,958               1,113,880
China Fire & Security Group                           14,584(b,c)            102,234
Dynamic Materials                                        443                  19,138
ESCO Technologies                                     15,900(b)              631,548
Hurco Companies                                       11,986(b)              560,705
Kaydon                                                 7,468                 327,920
Lindsay                                                7,515                 770,062
Lydall                                                24,786(b)              283,800
Manitowoc                                             17,474                 712,939
Middleby                                              19,744(b)            1,231,827

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
MACHINERY (CONT.)
Nordson                                                  766                 $41,249
RBC Bearings                                           9,350(b)              347,166
Robbins & Myers                                       11,390                 371,884
Valmont Inds                                           9,109                 800,590
Wabtec                                                24,518                 923,348
                                                                     ---------------
Total                                                                     10,559,278
------------------------------------------------------------------------------------

MARINE (0.2%)
Genco Shipping & Trading                               5,064                 285,762
------------------------------------------------------------------------------------

MEDIA (1.1%)
AirMedia Group ADR                                    14,520(b,c)            230,868
Interactive Data                                      15,810                 450,111
Knology                                               29,253(b)              378,826
Natl CineMedia                                         6,100                 137,128
World Wrestling Entertainment Cl A                    32,368                 602,369
                                                                     ---------------
Total                                                                      1,799,302
------------------------------------------------------------------------------------

METALS & MINING (2.4%)
Century Aluminum                                       7,860(b)              520,646
Compass Minerals Intl                                 16,946                 999,475
Hecla Mining                                          28,760(b)              320,962
Kaiser Aluminum                                        8,759                 606,999
Steel Dynamics                                        47,400               1,566,096
                                                                     ---------------
Total                                                                      4,014,178
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.6%)
Alpha Natural Resources                               21,801(b)              947,035
Arena Resources                                        8,730(b)              337,938
Bill Barrett                                           3,545(b)              167,501
Bois d'Arc Energy                                      4,302(b)               92,450
Concho Resources                                      15,740(b)              403,574
Crosstex Energy                                        4,288                 145,578
Petrohawk Energy                                      78,840(b)            1,590,203
Quicksilver Resources                                 17,300(b)              631,969
Rex Energy                                             1,536(b)               25,003
                                                                     ---------------
Total                                                                      4,341,251
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.3%)
Chattem                                               24,750(b)            1,641,915
Nu Skin Enterprises Cl A                              31,193                 562,098
                                                                     ---------------
Total                                                                      2,204,013
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  21

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PHARMACEUTICALS (1.6%)
Auxilium Pharmaceuticals                              17,320(b)             $463,137
KV Pharmaceutical Cl A                                17,790(b)              444,038
Perrigo                                               36,497               1,377,032
Sciele Pharma                                          9,246(b)              180,297
XenoPort                                               6,690(b)              270,744
                                                                     ---------------
Total                                                                      2,735,248
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.0%)
BioMed Realty Trust                                   12,500                 298,625
Digital Realty Trust                                  10,540                 374,170
Extra Space Storage                                   16,770                 271,506
Ventas                                                17,000                 763,470
                                                                     ---------------
Total                                                                      1,707,771
------------------------------------------------------------------------------------

ROAD & RAIL (0.8%)
Landstar System                                       26,920               1,404,147
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Advanced Analogic Technologies                        93,398(b)              524,897
Amtech Systems                                        26,654(b)              320,914
ANADIGICS                                             39,650(b)              260,104
Atheros Communications                                 9,690(b)              201,940
AXT                                                   70,762(b)              337,535
Cavium Networks                                        9,540(b)              156,456
Diodes                                                18,000(b)              395,280
EMCORE                                                38,320(b,d)            220,723
FEI                                                    3,500(b)               76,405
Hittite Microwave                                     12,400(b)              464,008
LTX                                                   96,685(b)              303,591
Microsemi                                             37,600(b)              857,279
Power Integrations                                    15,500(b)              453,530
Standard Microsystems                                  6,500(b)              189,670
                                                                     ---------------
Total                                                                      4,762,332
------------------------------------------------------------------------------------

SOFTWARE (8.5%)
Advent Software                                       12,915(b)              550,437
Ansoft                                                 4,518(b)              137,889
ANSYS                                                 13,450(b)              464,294
ArcSight                                              28,700(b)              198,317
Blackboard                                            11,081(b)              369,330
BluePhoenix Solutions                                 25,901(b,c)            216,273
Bottomline Technologies                               50,396(b)              634,990
Callidus Software                                     51,135(b)              245,959

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SOFTWARE (CONT.)
Concur Technologies                                   23,629(b)             $733,680
DemandTec                                             23,185(b)              236,487
Epicor Software                                       63,800(b)              714,560
EPIQ Systems                                          22,723(b)              352,661
FactSet Research Systems                              10,750                 579,103
FalconStor Software                                   91,513(b)              696,414
Informatica                                           39,700(b)              677,282
Interactive Intelligence                              37,541(b)              441,858
Jack Henry & Associates                               16,210                 399,901
MICROS Systems                                        30,480(b)            1,025,956
Net 1 UEPS Technologies                                8,110(b,c)            182,881
Nuance Communications                                 59,600(b)            1,037,635
Phoenix Technologies                                   7,625(b)              119,408
Progress Software                                     24,325(b)              727,804
Radiant Systems                                       27,544(b)              384,790
Shanda Interactive Entertainment ADR                  12,342(b,c)            359,152
Solera Holdings                                       32,308(b)              787,023
SPSS                                                   4,489(b)              174,083
Sybase                                                10,190(b)              267,997
Take-Two Interactive Software                          5,170(b)              131,938
Taleo Cl A                                            16,014(b)              310,672
Ultimate Software Group                               31,041(b)              933,092
Verint Systems                                        15,276(b)              246,937
                                                                     ---------------
Total                                                                     14,338,803
------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.6%)
Aeropostale                                           36,230(b)              982,195
Buckle                                                13,275                 593,791
Children's Place Retail Stores                        15,000(b)              368,400
Gymboree                                              40,813(b)            1,627,623
J Crew Group                                           7,920(b)              349,826
Jos A Bank Clothiers                                  17,294(b,d)            354,527
Tween Brands                                           3,800(b)               94,012
                                                                     ---------------
Total                                                                      4,370,374
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.5%)
Crocs                                                 13,065(b)              228,246
Deckers Outdoor                                       10,505(b)            1,132,648
Fossil                                                35,131(b)            1,072,900

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 22 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
TEXTILES, APPAREL & LUXURY GOODS (CONT.)
Iconix Brand Group                                    21,710(b)             $376,669
lululemon athletica                                    4,460(b,c)            126,798
Maidenform Brands                                      4,714(b)               76,697
Phillips-Van Heusen                                   22,300                 845,616
True Religion Apparel                                 10,700(b)              198,485
Wolverine World Wide                                   7,258                 210,555
                                                                     ---------------
Total                                                                      4,268,614
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Dime Community Bancshares                              9,480                 165,710
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Applied Industrial Technologies                       12,003                 358,770
Beacon Roofing Supply                                 12,000(b)              120,000
H&E Equipment Services                                11,597(b)              145,774
                                                                     ---------------
Total                                                                        624,544
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Cellcom Israel                                         5,790(c)              181,980
Centennial Communications                             39,841(b)              235,460
Syniverse Holdings                                    19,020(b)              316,873
                                                                     ---------------
Total                                                                        734,313
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $159,987,666)                                                    $167,573,993
------------------------------------------------------------------------------------

MONEY MARKET FUND (3.4%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund                   5,836,745(f)           $5,836,745
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $5,836,745)                                                        $5,836,745
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $165,824,411)(g)                                                 $173,410,738
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At March 31, 2008, the value of foreign securities represented 4.3% of net assets.

(d) At March 31, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.0% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.4% of net assets.

(f)  Affiliated Money Market Fund - See Note 6 to the financial statements.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  23

(g) At March 31, 2008, the cost of securities for federal income tax purposes was $167,131,242 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $ 22,230,275
Unrealized depreciation                                            (15,950,779)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $  6,279,496
------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 24 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

FINANCIAL STATEMENTS -----------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2008

ASSETS
Investments in securities, at value
   Unaffiliated issuers* (identified cost $159,987,666)         $167,573,993
   Affiliated money market fund (identified cost $5,836,745)       5,836,745
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $165,824,411)                                                 173,410,738
Cash                                                                  44,378
Capital shares receivable                                             89,437
Dividends and accrued interest receivable                             43,467
Receivable for investment securities sold                          3,649,829
----------------------------------------------------------------------------
Total assets                                                     177,237,849
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                               222,481
Payable for investment securities purchased                        3,655,932
Payable upon return of securities loaned                           3,397,000
Accrued investment management services fee                            12,791
Accrued distribution fee                                              15,706
Accrued transfer agency fee                                            2,724
Accrued administrative services fee                                    1,112
Accrued plan administration services fee                                  12
Other accrued expenses                                               115,371
----------------------------------------------------------------------------
Total liabilities                                                  7,423,129
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $169,814,720
============================================================================

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  25

MARCH 31, 2008

REPRESENTED BY
Capital stock -- $.01 par value                                 $    439,468
Additional paid-in capital                                       169,491,981
Excess of distributions over net investment income                    (1,935)
Accumulated net realized gain (loss)                              (7,701,121)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies                                                      7,586,327
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $169,814,720
============================================================================

Net assets applicable to outstanding
   shares:                                 Class A                             $ 85,394,093
                                           Class B                             $ 29,411,794
                                           Class C                             $  3,421,880
                                           Class I                             $ 51,476,161
                                           Class R2                            $      3,727
                                           Class R3                            $      3,743
                                           Class R4                            $     99,565
                                           Class R5                            $      3,757
Net asset value per share of outstanding
   capital stock:                          Class A shares(1)     21,986,547    $       3.88
                                           Class B shares         8,128,195    $       3.62
                                           Class C shares           945,054    $       3.62
                                           Class I shares        12,858,908    $       4.00
                                           Class R2 shares              951    $       3.92
                                           Class R3 shares              951    $       3.94
                                           Class R4 shares           25,269    $       3.94
                                           Class R5 shares              951    $       3.95
-------------------------------------------------------------------------------------------
* Including securities on loan, at value                                       $  3,177,260
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $4.12. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 26 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME
Income:
Dividends                                                       $    671,555
Interest                                                               5,591
Income distributions from affiliated money market fund               154,173
Fee income from securities lending                                    48,538
   Less foreign taxes withheld                                        (2,432)
----------------------------------------------------------------------------
Total income                                                         877,425
----------------------------------------------------------------------------
Expenses:
Investment management services fee                                 1,887,518
Distribution fee
   Class A                                                           262,998
   Class B                                                           382,183
   Class C                                                            44,120
   Class R2                                                               24
   Class R3                                                               12
Transfer agency fee
   Class A                                                           326,740
   Class B                                                           124,803
   Class C                                                            14,032
   Class R2                                                                3
   Class R3                                                                3
   Class R4                                                              161
   Class R5                                                                3
Administrative services fee                                          159,051
Plan administration services fee
   Class R2                                                               12
   Class R3                                                               12
   Class R4                                                              805
Compensation of board members                                          3,573
Custodian fees                                                       211,890
Printing and postage                                                  80,795
Registration fees                                                     63,715
Professional fees                                                     22,330
Other                                                                  9,682
----------------------------------------------------------------------------
Total expenses                                                     3,594,465
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                (283,588)
----------------------------------------------------------------------------
                                                                   3,310,877
   Earnings and bank fee credits on cash balances                     (9,211)
----------------------------------------------------------------------------
Total net expenses                                                 3,301,666
----------------------------------------------------------------------------
Investment income (loss) -- net                                   (2,424,241)
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  27

YEAR ENDED MARCH 31, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                      $18,327,985
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies  (26,745,336)
----------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                   (8,417,351)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations        $(10,841,592)
==================================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 28 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,                                          2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $ (2,424,241)   $ (2,876,295)
Net realized gain (loss) on investments                     18,327,985      18,120,658
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                      (26,745,336)    (16,260,158)
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              (10,841,592)     (1,015,795)
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net realized gain
      Class A                                              (15,313,532)     (9,629,209)
      Class B                                               (5,764,585)     (3,911,269)
      Class C                                                 (664,323)       (403,792)
      Class I                                               (7,184,676)     (3,812,551)
      Class R2                                                    (747)           (394)
      Class R3                                                    (747)           (394)
      Class R4                                                 (67,512)        (22,350)
      Class R5                                                    (747)           (394)
   Tax return of capital
      Class A                                               (1,291,291)             --
      Class B                                                 (486,002)             --
      Class C                                                  (56,008)             --
      Class I                                                 (605,745)             --
      Class R2                                                     (63)             --
      Class R3                                                     (63)             --
      Class R4                                                  (5,692)             --
      Class R5                                                     (63)             --
--------------------------------------------------------------------------------------
Total distributions                                        (31,441,796)    (17,780,353)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  29

YEAR ENDED MARCH 31,                                          2008            2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
   Class A shares                                         $ 16,370,956    $ 15,374,081
   Class B shares                                            4,159,635       3,410,038
   Class C shares                                              362,963         386,666
   Class I shares                                           11,747,371      32,191,922
   Class R2 shares                                                  --           5,000
   Class R3 shares                                                  --           5,000
   Class R4 shares                                             235,601         200,460
   Class R5 shares                                                  --           5,000
Reinvestment of distributions at net asset value
   Class A shares                                           16,345,443       9,495,725
   Class B shares                                            6,136,767       3,842,612
   Class C shares                                              709,617         397,451
   Class I shares                                            7,788,511       3,811,622
   Class R4 shares                                              72,863          22,184
Payments for redemptions
   Class A shares                                          (38,721,801)    (47,869,506)
   Class B shares                                          (16,376,915)    (20,796,021)
   Class C shares                                           (1,287,948)     (1,661,916)
   Class I shares                                           (8,447,236)     (3,151,683)
   Class R4 shares                                            (406,253)       (211,301)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             (1,310,426)     (4,542,666)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (43,593,814)    (23,338,814)
Net assets at beginning of year                            213,408,534     236,747,348
--------------------------------------------------------------------------------------
Net assets at end of year                                 $169,814,720    $213,408,534
======================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $     (1,935)   $      5,799
--------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 30 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Partners Small Cap Growth Fund (formerly RiverSource Small Cap Growth Fund) (the Fund) is a series of RiverSource Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalization, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000 Growth Index.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At March 31, 2008, RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares.

At March 31, 2008, the Investment Manager and the affiliated funds-of-funds owned approximately 29% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  31

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a

--------------------------------------------------------------------------------

 32 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. During the year ended March 31, 2008, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At March 31, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT 33 the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At March 31, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

The Fund has adopted Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," which is effective for fiscal periods beginning after Dec. 15, 2006. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of re-characterization of REIT distributions, post-October capital or foreign currency losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------

 34 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,416,507 and accumulated net realized loss has been increased by $2,994,225 resulting in a net reclassification adjustment to increase paid in capital by $577,718.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                  2008          2007*
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income..........................    $ 4,125,693    $3,249,320
      Long-term capital gain...................     11,187,839     6,379,889
      Tax return of capital....................      1,291,291            --
CLASS B
Distributions paid from:
      Ordinary income..........................      1,553,823     1,319,904
      Long-term capital gain...................      4,210,762     2,591,365
      Tax return of capital....................        486,002            --
CLASS C
Distributions paid from:
      Ordinary income..........................        179,062       136,484
      Long-term capital gain...................        485,261       267,308
      Tax return of capital....................         56,008            --
CLASS I
Distributions paid from:
      Ordinary income..........................      1,936,462     1,286,590
      Long-term capital gain...................      5,248,214     2,525,961
      Tax return of capital....................        605,745            --
CLASS R2
Distributions paid from:
      Ordinary income..........................            202           133
      Long-term capital gain...................            545           261
      Tax return of capital....................             63            --
CLASS R3
Distributions paid from:
      Ordinary income..........................            202           133
      Long-term capital gain...................            545           261
      Tax return of capital....................             63            --
CLASS R4
Distributions paid from:
      Ordinary income..........................         18,196         7,542
      Long-term capital gain...................         49,316        14,808
      Tax return of capital....................          5,692            --
CLASS R5
Distributions paid from:
      Ordinary income..........................            202           133
      Long-term capital gain...................            545           261
      Tax return of capital....................             63            --

* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to March 31, 2007.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  35

At March 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...............................    $      --
Undistributed accumulated long-term gain....................    $      --
Unrealized appreciation (depreciation)......................    $(116,729)

RECENT ACCOUNTING PRONOUNCEMENT

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning April 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.92% to 0.795% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Small-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $58,432 for the year ended March 31, 2008. The management fee for the year ended March 31, 2008 was 0.95% of the Fund's

--------------------------------------------------------------------------------

 36 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT average daily net assets, including an adjustment under the terms of the performance incentive arrangement.

The Investment Manager has Subadvisory Agreements with Turner Investment Partners, Inc., UBS Global Asset Management (Americas) Inc., Essex Investment Management Company, LLC and Federated MDTA, LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interest of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended March 31, 2008 was 0.08% of the Fund's average daily net assets.

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2008 other expenses paid to this company were $478.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  37

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Sales charges received by the Distributor for distributing Fund shares were $138,020 for Class A, $36,012 for Class B and $161 for Class C for the year ended March 31, 2008.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended March 31, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 1.62% for Class A, 2.39% for Class B, 2.38% for Class C, 1.17% for Class I, 1.71% for Class R2, 1.46% for Class R3, 1.38% for Class R4 and 1.22% for Class R5. Of these waived/reimbursed fees and expenses, the transfer agency fees at the class level were $117,359, $42,518, $4,908, $1, $1, $3 and $1 for Class A, Class B, Class C, Class R2, Class R3, Class R4 and Class R5, respectively, the management fees at the Fund level were $118,473 and the plan administration services fees were $12, $12 and $300 for Class R2, Class R3 and Class R4, respectively. Under an agreement, which was effective until March 31, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, would not exceed 1.59% for Class A, 2.36% for Class B, 2.35% for Class C, 1.14% for Class I, 1.94% for Class R2, 1.69% for Class R3, 1.44% for Class R4 and 1.19% for Class R5 of the Fund's average daily net assets. Effective April 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses

--------------------------------------------------------------------------------

 38 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

(excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.57% for Class A, 2.34% for Class B, 2.33% for Class C, 1.12% for Class I, 1.92% for Class R2, 1.67% for Class R3, 1.42% for Class R4 and 1.17% for Class R5 of the Fund's average daily net assets until March 31, 2009, unless sooner terminated at the discretion of the Board.

During the year ended March 31, 2008, the Fund's custodian and transfer agency fees were reduced by $9,211 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $237,432,425 and $273,171,743, respectively, for the year ended March 31, 2008. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $3,919 for the year ended March 31, 2008.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                              YEAR ENDED MARCH 31, 2008
                                         ISSUED FOR
                                         REINVESTED                            NET
                             SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                    3,336,972      3,714,879      (7,916,874)         (865,023)
Class B                      894,258      1,493,130      (3,494,893)       (1,107,505)
Class C                       78,370        172,656       (280,756)           (29,730)
Class I                    2,618,239      1,719,318      (1,583,906)        2,753,651
Class R4                      42,095         16,337        (87,138)           (28,706)
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  39

                                              YEAR ENDED MARCH 31, 2007
                                         ISSUED FOR
                                         REINVESTED                            NET
                             SOLD       DISTRIBUTIONS     REDEEMED     INCREASE (DECREASE)
------------------------------------------------------------------------------------------
Class A                    3,090,209      2,016,077      (9,656,870)       (4,550,584)
Class B                      707,128        857,726      (4,423,877)       (2,859,023)
Class C                       80,919         88,519       (350,410)          (180,972)
Class I                    6,522,235        794,088       (614,246)         6,702,077
Class R2*                        951             --             --                951
Class R3*                        951             --             --                951
Class R4                      37,977          4,670        (42,330)               317
Class R5*                        951             --             --                951
------------------------------------------------------------------------------------------

* For the period from Dec. 11, 2006 (inception date) to March 31, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At March 31, 2008, securities valued at $3,177,260 were on loan to brokers. For collateral, the Fund received $3,397,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Portfolio of Investments." Income from securities lending amounted to $48,538 for the year ended March 31, 2008. Expenses paid to the Investment Manager were $4,163 for the year ended March 31, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's

--------------------------------------------------------------------------------

 40 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $81,487,491 and $79,874,353, respectively, for the year ended March 31, 2008.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 18, 2007, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Under the prior credit facility, a Fund paid interest on its outstanding borrowings at a rate equal to either the higher of the federal funds effective rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. The Fund had no borrowings during the year ended March 31, 2008.

8. POST-OCTOBER LOSS

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At March 31, 2008, the Fund had a post-October loss of $6,394,289 that is treated for income tax purposes as occurring on April 1, 2008.

It is unlikely the Board will authorize distributions of any net realized capital gains for the Fund until the respective capital loss carry-overs have been offset or expire.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT 41 the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/ Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the

--------------------------------------------------------------------------------

 42 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  43

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008           2007           2006           2005           2004
Net asset value, beginning of period      $4.97          $5.42          $4.19          $4.38          $2.80
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.06)(b)       (.07)          (.06)          (.06)          (.04)
Net gains (losses) (both realized and
 unrealized)                               (.18)           .03           1.32           (.13)          1.62
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.24)          (.04)          1.26           (.19)          1.58
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.78)          (.41)          (.03)            --             --
Tax return of capital                      (.07)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.85)          (.41)          (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.88          $4.97          $5.42          $4.19          $4.38
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $85           $114           $149           $153           $208
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.79%          1.76%          1.73%          1.63%          1.64%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.62%          1.65%          1.68%          1.63%          1.64%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.17%)        (1.22%)        (1.20%)        (1.29%)        (1.18%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    122%           119%           152%           153%           224%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (6.82%)         (.24%)        30.06%         (4.34%)        56.43%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.61% for the year ended March 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 44 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period      $4.72          $5.21          $4.06          $4.28          $2.76
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.09)(b)       (.10)          (.09)          (.10)          (.07)
Net gains (losses) (both realized and
 unrealized)                               (.16)           .02           1.27           (.12)          1.59
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.25)          (.08)          1.18           (.22)          1.52
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.78)          (.41)          (.03)            --             --
Tax return of capital                      (.07)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.85)          (.41)          (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.62          $4.72          $5.21          $4.06          $4.28
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $29            $44            $63            $71           $102
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.55%          2.53%          2.50%          2.40%          2.40%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.39%          2.42%          2.45%          2.40%          2.40%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.94%)        (1.99%)        (1.97%)        (2.06%)        (1.94%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    122%           119%           152%           153%           224%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (7.41%)        (1.03%)        29.05%         (5.14%)        55.07%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.38% for the year ended March 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  45

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period      $4.72          $5.21          $4.06          $4.28          $2.76
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.09)(b)       (.10)          (.09)          (.10)          (.07)
Net gains (losses) (both realized and
 unrealized)                               (.16)           .02           1.27           (.12)          1.59
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.25)          (.08)          1.18           (.22)          1.52
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.78)          (.41)          (.03)            --             --
Tax return of capital                      (.07)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.85)          (.41)          (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.62          $4.72          $5.21          $4.06          $4.28
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $3             $5             $6             $6             $9
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              2.55%          2.52%          2.50%          2.40%          2.40%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          2.38%          2.42%          2.45%          2.40%          2.40%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.93%)        (1.98%)        (1.96%)        (2.06%)        (1.94%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    122%           119%           152%           153%           224%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (7.41%)        (1.05%)        29.05%         (5.14%)        55.07%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 2.37% for the year ended March 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 46 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005        2004(B)
Net asset value, beginning of period      $5.08          $5.51          $4.23          $4.40          $4.52
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)(c)       (.04)          (.03)          (.05)          (.03)
Net gains (losses) (both realized and
 unrealized)                               (.19)           .02           1.34           (.12)          (.09)
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.23)          (.02)          1.31           (.17)          (.12)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.78)          (.41)          (.03)            --             --
Tax return of capital                      (.07)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.85)          (.41)          (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.00          $5.08          $5.51          $4.23          $4.40
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $51            $51            $19             $6             $1
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.24%          1.15%          1.15%          1.07%          1.56%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.17%          1.15%          1.13%          1.07%          1.18%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.72%)         (.71%)         (.69%)         (.72%)         (.49%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    122%           119%           152%           153%           224%
-----------------------------------------------------------------------------------------------------------
Total return(i)                          (6.45%)          .15%         30.96%         (3.86%)        (2.65%)(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to March 31, 2004.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.16% for the year ended March 31, 2008.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  47

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008           2007(B)
Net asset value, beginning of period      $5.02          $5.26
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.06)(c)       (.05)
Net gains (losses) (both realized and
 unrealized)                               (.19)           .22
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.25)           .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.78)          (.41)
Tax return of capital                      (.07)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.85)          (.41)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.92          $5.02
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              2.05%          1.86%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.71%          1.86%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.27%)        (1.36%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    122%           119%
-----------------------------------------------------------------------------------------------------------
Total return(i)                          (6.96%)         3.74%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

 48 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008           2007(B)
Net asset value, beginning of period      $5.02          $5.26
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(c)       (.05)
Net gains (losses) (both realized and
 unrealized)                               (.18)           .22
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.23)           .17
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.78)          (.41)
Tax return of capital                      (.07)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.85)          (.41)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.94          $5.02
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.80%          1.60%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.46%          1.60%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)             (1.02%)        (1.11%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    122%           119%
-----------------------------------------------------------------------------------------------------------
Total return(i)                          (6.52%)         3.74%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds) before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  49

CLASS R4

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2008              2007           2006           2005           2004
Net asset value, beginning of period      $5.02          $5.46          $4.22          $4.40          $2.81
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)(b)       (.05)          (.05)          (.05)          (.04)
Net gains (losses) (both realized and
 unrealized)                               (.18)           .02           1.32           (.13)          1.63
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.23)          (.03)          1.27           (.18)          1.59
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.78)          (.41)          (.03)            --             --
Tax return of capital                      (.07)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.85)          (.41)          (.03)            --             --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.94          $5.02          $5.46          $4.22          $4.40
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              1.53%          1.55%          1.53%          1.44%          1.45%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)          1.38%          1.47%          1.48%          1.44%          1.45%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.95%)        (1.04%)        (1.03%)        (1.11%)         (.97%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    122%           119%           152%           153%           224%
-----------------------------------------------------------------------------------------------------------
Total return(g)                          (6.52%)         (.04%)        30.08%         (4.09%)        56.58%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after expense waiver/reimbursement and after reduction for earnings and bank fee credits was 1.37% for the year ended March 31, 2008.
(g)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 50 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2008        2007(B)
Net asset value, beginning of period      $5.03          $5.26
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.04)(c)       (.04)
Net gains (losses) (both realized and
 unrealized)                               (.19)           .22
-----------------------------------------------------------------------------------------------------------
Total from investment operations           (.23)           .18
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains          (.78)          (.41)
Tax return of capital                      (.07)            --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.85)          (.41)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $3.95          $5.03
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--
-----------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)              1.29%          1.12%(f)
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)          1.22%          1.12%(f)
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.78%)         (.62%)(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    122%           119%
-----------------------------------------------------------------------------------------------------------
Total return(i)                          (6.54%)         3.95%(j)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to March 31, 2007.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended March 31, 2008 were less than 0.01% of average net assets.
(i)  Total return does not reflect payment of a sales charge.
(j)  Not annualized.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Small Cap Growth Fund (the
Fund), formerly the RiverSource Small Cap Growth Fund, (one of the portfolios constituting the RiverSource Strategy Series, Inc.) as of March 31, 2008, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2008 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Partners Small Cap Growth Fund of the RiverSource Strategy Series, Inc. at March 31, 2008, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
May 21, 2008

--------------------------------------------------------------------------------

 52 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2008

CLASS A

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.52%
      Dividends Received Deduction for corporations.........           7.42%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.21176

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.57390
Nontaxable return of capital distribution...................        $0.06624
Total distributions.........................................        $0.85190

CLASS B

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.52%
      Dividends Received Deduction for corporations.........           7.42%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.21176

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.57390
Nontaxable return of capital distribution...................        $0.06624
Total distributions.........................................        $0.85190

CLASS C

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.52%
      Dividends Received Deduction for corporations.........           7.42%
      U.S. Government Obligations...........................           0.00%

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  53

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.21176

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.57390
Nontaxable return of capital distribution...................        $0.06624
Total distributions.........................................        $0.85190

CLASS I

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.52%
      Dividends Received Deduction for corporations.........           7.42%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.21176

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxable as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.57390
Nontaxable return of capital distribution...................        $0.06624
Total distributions.........................................        $0.85190

CLASS R2

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.52%
      Dividends Received Deduction for corporations.........           7.42%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.21176

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxable as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.57390
Nontaxable return of capital distribution...................        $0.06624
Total distributions.........................................        $0.85190

CLASS R3

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.52%
      Dividends Received Deduction for corporations.........           7.42%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.21176

--------------------------------------------------------------------------------

 54 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxable as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.57390
Nontaxable return of capital distribution...................        $0.06624
Total distributions.........................................        $0.85190

CLASS R4

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.52%
      Dividends Received Deduction for corporations.........           7.42%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.21176

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxable as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.57390
Nontaxable return of capital distribution...................        $0.06624
Total distributions.........................................        $0.85190

CLASS R5

INCOME DISTRIBUTIONS - the Fund designates the following
tax attributes for distributions:
      Qualified Dividend Income for individuals.............           7.52%
      Dividends Received Deduction for corporations.........           7.42%
      U.S. Government Obligations...........................           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.21176

CAPITAL GAIN DISTRIBUTION - the Fund designates to be taxed as long-term capital gain:
PAYABLE DATE                                                       PER SHARE
Dec. 19, 2007...............................................        $0.57390
Nontaxable return of capital distribution...................        $0.06624
Total distributions.........................................        $0.85190

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 101 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme     None
901 S. Marquette Ave.    since 2006         Court, 1998-2006; Attorney
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,            None
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners   None
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 53
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and   None
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 57                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant              None
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 73
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 69                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 56 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           None
901 S. Marquette Ave.    since 2004         Management, Inc. (private real
Minneapolis, MN 55402                       estate and asset management
Age 55                                      company)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer and          Idera
901 S. Marquette Ave.    since 2002         Director, RiboNovix, Inc. since      Pharmaceutical, Inc.
Minneapolis, MN 55402                       2003 (biotechnology); former         (biotechnology);
Age 64                                      President, Forester Biotech          Healthways, Inc.
                                                                                 (health management
                                                                                 programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management   None
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; Director, President, and
                                            Chief Executive Officer, Ameriprise
                                            Certificate Company since 2006;
                                            Chairman of the Board, Chief
                                            Executive Officer and President,
                                            RiverSource Distributors, Inc.
                                            since 2006; Senior Vice
                                            President -- Chief Investment
                                            Officer, Ameriprise Financial, Inc.
                                            and Chairman of the Board and Chief
                                            Investment Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  57

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Director and Senior Vice President, Asset
172 Ameriprise           2006               Management, Products and Marketing,
Financial Center                            RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                       Director and Vice President -- Asset
Age 42                                      Management, Products and Marketing,
                                            RiverSource Distributors, Inc. since 2006;
                                            Managing Director and Global Head of Product,
                                            Morgan Stanley Investment Management,
                                            2004-2006; President, Touchstone Investments,
                                            2002-2004
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 44                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Chief
Financial Center                            Financial Officer, RiverSource Distributors,
Minneapolis, MN 55474                       Inc. since 2006
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Chief Counsel, RiverSource Distributors,
Minneapolis, MN 55474    since 2006         Inc. since 2006; Vice President, General
Age 48                                      Counsel and Secretary, Ameriprise Certificate
                                            Company since 2005; Vice President -- Asset
                                            Management Compliance, Ameriprise Financial,
                                            Inc., 2004-2005; Senior Vice President and
                                            Chief Compliance Officer, USBancorp Asset
                                            Management, 2002-2004
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 47                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 58 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 44                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT  59

PROXY VOTING -----------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 60 RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND -- 2008 ANNUAL REPORT

     RIVERSOURCE PARTNERS SMALL CAP GROWTH FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed by
                                        RiverSource Investments, LLC. These companies are
                                        part of Ameriprise Financial, Inc.
       (RIVERSOURCE INVESTMENTS LOGO)   (C) 2008 RiverSource Distributors, Inc.                              S-6301 L (5/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

              (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

              (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne
              P. Jones, each qualify as audit committee financial experts.

Item 4.       Principal Accountant Fees and Services

Fund -- Related Fees

(a) Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Strategy Series, Inc. were as follows:

                                 2008 -- $55,950

(b) Audit -- Related Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Strategy Series, Inc. were as follows:

                                 2008 -- $2,385

(c) Tax Fees. The fees for the year ended March 31, to Ernst & Young LLP for tax compliance related services for RiverSource Strategy Series, Inc. were as follows:

                                 2008 -- $9,000

(d) All Other Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Strategy Series, Inc. were as follows:

                                   2008 -- $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.


(e) (2) 100% of the services performed for items (b) through (d) above during 2008 were pre-approved by the audit committee.


(f)      Not applicable.


(g) Non-Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                2008 -- $549,885

(h) 100% of the services performed in item (g) above during 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.       Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11.      Controls and Procedures.

              (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

              (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

              (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

              (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
              Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

              (a)(3) Not applicable.

              (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        RiverSource Strategy Series, Inc.





By /s/   Patrick T. Bannigan
         -----------------------
         Patrick T. Bannigan
         President and Principal Executive Officer

Date     June 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By /s/   Patrick T. Bannigan
         -----------------------
         Patrick T. Bannigan
         President and Principal Executive Officer

Date     June 4, 2008




By /s/   Jeffrey P. Fox
         ------------------
         Jeffrey P. Fox
         Treasurer and Principal Financial Officer

Date     June 4, 2008